Exhibit 4.2

EXECUTION VERSION

TEVA PHARMACEUTICAL FINANCE NETHERLANDS II B.V.,

as Issuer,

TEVA PHARMACEUTICAL INDUSTRIES LIMITED,

as Guarantor,

THE BANK OF NEW YORK MELLON,

as Trustee

and

THE BANK OF NEW YORK MELLON, LONDON BRANCH,

as Principal Paying Agent

SECOND SUPPLEMENTAL SENIOR INDENTURE

Dated as of July 25, 2016

to the Senior Indenture dated as of March 31, 2015

Creating the series of Securities (as defined herein) designated

0.375% Senior Notes due 2020

1.125% Senior Notes due 2024

and

1.625% Senior Notes due 2028

i

ii

SECOND SUPPLEMENTAL SENIOR INDENTURE, dated as of July 25, 2016, among Teva Pharmaceutical Finance Netherlands II B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under Dutch law (the “Issuer”), Teva Pharmaceutical Industries Limited, a corporation incorporated under the laws of Israel (the “Guarantor”), The Bank of New York Mellon, a New York banking corporation, as trustee (the “Trustee”) and The Bank of New York Mellon, London Branch, as principal paying agent (the “Principal Paying Agent”).

WITNESSETH:

WHEREAS, the Issuer has heretofore executed and delivered to the Trustee a Senior Debt Indenture, dated as of March 31, 2015 (the “Base Indenture”), providing for the issuance from time to time of one or more series of its senior unsecured debentures, notes or other evidences of indebtedness (the “Securities”);

WHEREAS, Section 7.01(e) of the Base Indenture provides that the Issuer, the Guarantor and the Trustee may from time to time enter into one or more indentures supplemental thereto to establish the form or terms of Securities of a new series;

WHEREAS, the Issuer, pursuant to the foregoing authority, proposes in and by this Second Supplemental Senior Indenture (this “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) to amend and supplement the Base Indenture insofar as it will apply only to the 0.375% Senior Notes due 2020 (the “2020 Notes”), the 1.125% Senior Notes due 2024 (the “2024 Notes”) and the 1.625% Senior Notes due 2028 (the “2028 Notes” and, together with the 2020 Notes and the 2024 Notes, the “Notes”) issued hereunder (and not to any other series of Securities); and

WHEREAS, all things necessary have been done to make the Notes, when executed by the Issuer and authenticated and delivered hereunder and duly issued by the Issuer, the valid obligations of the Issuer, and to make this Supplemental Indenture a valid and legally binding agreement of the Issuer, in accordance with their and its terms;

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

For and in consideration of the premises and the purchases of the Notes by the holders thereof, the Issuer, the Guarantor and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective Holders from time to time of the Notes as follows:

ARTICLE 1

DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.1 Definitions.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Base Indenture unless otherwise indicated. For all purposes of this Supplemental Indenture and the Notes, the following terms are defined as follows:

“2020 Note” has the meaning specified in the third recital paragraph of this Supplemental Indenture.

“2024 Note” has the meaning specified in the third recital paragraph of this Supplemental Indenture.

“2028 Note” has the meaning specified in the third recital paragraph of this Supplemental Indenture.

“Actavis Generics Acquisition” means the acquisition of the worldwide generic pharmaceuticals business and certain other assets of Allergan plc by the Guarantor pursuant to the Master Purchase Agreement.

“Add On Notes” means any notes originally issued after the date hereof pursuant to Section 2.8, including any replacement notes as specified in the relevant Add On Note Board Resolutions or Add On Note supplemental indenture issued therefor in accordance with the Base Indenture.

“Additional Tax Amounts” has the meaning specified in Section 3.1.

“Agent Member” has the meaning specified in Section 2.5.

“Authorized Agent” has the meaning specified in Section 8.11.

“Business Day” means any day on which commercial banks and foreign exchange markets are open for business in New York and London; provided that, for purposes of payments to be made under the Indenture, a “Business Day” must be a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer System (TARGET) is operating.

“Capital Stock” means:

(1)	in the case of a corporation, corporate stock;

(2)	in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

(3)	in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and

(4)	any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

“Clearstream” means Clearstream Banking S.A., Luxembourg.

“Common Depositary” means The Bank of New York Mellon, London Branch, at One Canada Square, Canary Wharf, London E14 5AL, United Kingdom, as common depositary for Euroclear and/or Clearstream, or any successor Person thereto.

“Consolidated Net Worth” means the stockholders’ equity of the Guarantor and its consolidated subsidiaries, as shown on the audited consolidated balance sheet of the Guarantor’s latest annual report to stockholders, prepared in accordance with GAAP.

“corporation” means corporations, associations, limited liability companies, companies and business trusts.

“Default” means an event which is, or after notice or lapse of time or both would be, an Event of Default.

“Defaulted Interest” has the meaning specified in Section 2.6.

“Distribution Compliance Period” means, in respect of any Global Note (or Physical Note issued in respect thereof pursuant to Section 2.5(e)), the 40 consecutive day period, as notified to the Trustee by the Issuer in writing prior to the end of such period, beginning on and including the later of (a) the day on which any Notes represented thereby are offered to Persons other than distributors (as defined in Regulation S) pursuant to Regulation S or (b) the issue date for such Notes.

“Euro” means the lawful single currency of the participating states of the European Union as at the time of payment is legal tender for the payment of public and private debts.

“Euroclear” means Euroclear Bank S.A./N.V.

“Event of Default” with respect to the Notes of each series shall not have the meaning assigned to such term by Section 4.01 of the Base Indenture. An Event of Default with respect to the Notes of each series means each one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a) the Issuer defaults in the payment of the principal and premium, if any, of any of the Notes of such series when it becomes due and payable at Maturity, upon redemption or otherwise;

(b) the Issuer defaults in the payment of interest (including Additional Tax Amounts, if any) on any of the Notes of such series when it becomes due and payable and such default continues for a period of 30 days;

(c) the Guarantor fails to perform under the Guarantee relating to the Notes of such series;

(d) except as otherwise permitted by the Indenture, the Guarantee is held in any final, non-appealable judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or the Guarantor, or any Person acting on behalf of the Guarantor, shall deny or disaffirm its obligations under the Guarantee;

(e) either the Issuer or the Guarantor fails to perform or observe any other term, covenant or agreement contained in the Notes of such series or this Supplemental Indenture and the default continues for a period of 60 days after written notice of such failure, requiring the Issuer or the Guarantor, respectively, to remedy the same, shall have been given to the Issuer or the Guarantor, respectively, by the Trustee or to the Issuer or the Guarantor, respectively, and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Notes of such series;

(f) (i) the Issuer or the Guarantor fails to make by the end of the applicable grace period, if any, any payment of principal or interest due in respect of any Indebtedness for borrowed money, the aggregate outstanding principal amount of which is an amount in excess of $250,000,000; or (ii) there is an acceleration of any Indebtedness for borrowed money in an amount in excess of $250,000,000 because of a default with respect to such Indebtedness without such Indebtedness having been discharged or such non-payment or acceleration having been cured, waived, rescinded or annulled, in the case of either (i) or (ii) above, for a period of 30 days after written notice to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Notes of such series;

(g) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Issuer or the Guarantor in an involuntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Issuer or the Guarantor as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer or the Guarantor under any applicable U.S. federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Issuer or the Guarantor or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days;

(h) the commencement by the Issuer or the Guarantor of a voluntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, or the consent by the Issuer to the entry of a decree or order for relief in respect of the Issuer or the Guarantor in an involuntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Issuer or the Guarantor, or the filing by the Issuer or the Guarantor of a petition or answer or consent seeking reorganization or relief under any applicable U.S. federal or state law, or the consent by the Issuer or the Guarantor to the filing of such petition or to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Issuer or the Guarantor or of any substantial part of its property, or the making by the Issuer or the Guarantor of an assignment for the benefit of creditors, or the admission by the Issuer or the Guarantor in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Issuer or the Guarantor expressly in furtherance of any such action; or

(i) failure to comply with the provisions of Section 4.5 of this Supplemental Indenture.

Except as otherwise provided herein, with respect to the Notes, references to Sections 4.01(c) and 4.01(f) in the Base Indenture shall be construed as references to paragraphs (e) and (f) above and references to Sections 4.01(d) and (e) in the Base Indenture shall be construed as references to paragraphs (g) and (h) above.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, as in effect from time to time; provided, however, that any change in GAAP that would cause the Guarantor to record an existing item as a liability upon that entity’s balance sheet, which item was not previously required by GAAP to be so recorded, shall not constitute an incurrence of Indebtedness for purposes of this Supplemental Indenture.

“Global Note” has the meaning specified in Section 2.2(b).

“guarantee” means any obligation, contingent or otherwise, of any Person, directly or indirectly guaranteeing any Indebtedness of any other Person and any obligation, direct or indirect, contingent or otherwise, of such Person:

(1) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such other Person (whether arising by virtue of partnership arrangements, or by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or maintain financial statement conditions or otherwise); or

(2) entered into for purposes of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part);

provided, however, that the term “guarantee” will not include endorsements for collection or deposit in the ordinary course of business. The term “guarantee” used as a verb has a corresponding meaning.

“Guarantees” means the guarantees of the Guarantor in respect of the Notes in the form provided in Section 2.4.

“Guarantor” means the Person named as the “Guarantor” in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of the Indenture, and thereafter “Guarantor” shall mean such successor Person.

“Holder,” “Holder of Notes” or other similar terms means the registered holder of any Note.

“Indebtedness” means, with respect to any Person:

(1) any liability for borrowed money, or evidenced by an instrument for the payment of money, or incurred in connection with the acquisition of any property, services or assets (including securities), or relating to a capitalized lease obligation, other than accounts payable or any other indebtedness to trade creditors created or assumed by such Person in the ordinary course of business in connection with the obtaining of materials or services;

(2) obligations under exchange rate contracts or interest rate protection agreements;

(3) any obligations to reimburse the Issuer of any letter of credit, surety bond, performance bond or other guarantee of contractual performance;

(4) any liability of another Person of the type referred to in clause (1), (2) or (3) of this definition which has been assumed or guaranteed by such Person; and

(5) any obligations described in clauses (1) through (3) of this definition secured by any mortgage, pledge, Lien or other encumbrance existing on property which is owned or held by such Person, regardless of whether the indebtedness or other obligation secured thereby shall have been assumed by such Person.

“Independent Investment Banker” means a bank appointed by the Issuer which is a primary European government security dealer, and any of its successors, or a market maker in pricing corporate bond issues.

“Interest Payment Date” means, with respect to the 2020 Notes, July 25 of each year, beginning July 25, 2017, with respect to the 2024 Notes, October 15 of each year, beginning October 15, 2016 and with respect to the 2028 Notes, October 15 of each year, beginning October 15, 2016; provided, however, that if such date is not a Business Day, the Interest Payment Date shall be the next succeeding Business Day.

“Interest Rate” means with respect to the 2020 Notes, 0.375% per annum, with respect to the 2024 Notes, 1.125% per annum, and with respect to the 2028 Notes, 1.625% per annum.

“Issuer” means the company named as the “Issuer” in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of the Indenture, and thereafter “Issuer” shall mean such successor Person.

“Issuer Order” means a written order signed in the name of the Issuer by any two Officers of the Issuer or a duly authorized Attorney-in-Fact of the Issuer, and delivered to the Trustee.

“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction.

“Managers” means the managers named in Schedule I to the Subscription Agreement.

“Master Purchase Agreement” means the Master Purchase Agreement, as amended, dated as of July 26, 2015, by and between Allergan plc and the Guarantor.

“Maturity” means the date on which the principal of the Notes of a given series becomes due and payable as therein or herein provided, whether at the Stated Maturity or by acceleration, call for redemption or otherwise.

“Note” or “Notes” has the meaning specified to it in the third recital paragraph of this Supplemental Indenture.

“Officer of the Guarantor” and “Officer of the Issuer” mean the Chairman of the Board, the Chief Executive Officer, Chief Operating Officer, the President, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, any Vice President, the Corporate Treasurer, the Head of Corporate Treasury, the Secretary or any Assistant Secretary of the Guarantor and of the Issuer, respectively, any managing director or supervisory director of the Issuer, or a duly authorized Attorney-in-Fact.

“Paying Agent” means an office or agency where Notes may be presented for payment, including the Principal Paying Agent. The term “Paying Agent” includes any additional paying agent.

“Permitted Liens” means:

(1)	Liens existing on the date of this Supplemental Indenture;

(2)	Liens on property created prior to, at the time of or within 120 days after the date of acquisition, completion of construction or completion of improvement of such property to secure all or part of the cost of acquiring, constructing or improving all or any part of such property;

(3)	landlord’s, material men’s, carriers’, workmen’s, repairmen’s and other like Liens arising in the ordinary course of business in respect of obligations which are not overdue or which are being contested in good faith in appropriate proceedings;

(4)	Liens on property of any Person existing at the time such Person became or becomes a subsidiary of the Guarantor (provided that the Lien has not been created or assumed in contemplation of such Person becoming a subsidiary of the Guarantor);

(5)	Liens securing Indebtedness of a subsidiary to the Guarantor or to one or more of its subsidiaries;

(6)	Liens in favor of the United States of America, or any State or agency thereof or of any foreign country, or any agency, department or other instrumentality thereof, to secure progress, advance or other payments or obligations pursuant to any contract or provision of any statute; or

(7)	any extension, renewal, substitution or replacement (or successive extensions, renewals, substitutions or replacements), as a whole or in part, of any Lien referred to in the foregoing clauses (1) to (6), inclusive, or the Indebtedness secured thereby; provided, however, that (i) the principal amount of Indebtedness secured thereby and not otherwise authorized by said clauses (1) to (6), inclusive, shall not exceed the principal amount of Indebtedness so secured at the time of such extension, renewal, substitution or replacement; and (ii) any such extension, renewal, substitution or replacement Lien shall be limited to the property covered by the Lien extended, renewed, substituted or replaced.

“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

“Physical Notes” means Notes issued in definitive, fully registered form without interest coupons, substantially in the form of Exhibits A-1 – A-3 hereto, as applicable.

“Principal Paying Agent” means The Bank of New York Mellon, London Branch, at One Canada Square, Canary Wharf, London E14 5AL, United Kingdom.

“Record Date” means either a Regular Record Date or a Special Record Date, as the case may be.

“Redemption Date,” when used with respect to any Note to be redeemed, means the date fixed for such redemption by or pursuant to this Supplemental Indenture.

“Redemption Price,” when used (a) with respect to any Note to be redeemed pursuant to Section 4.1 of this Supplemental Indenture, means the amount equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments discounted, on an annual basis (on the basis of the “Actual/Actual (ICMA)” day count convention (as described in Section 2.1(c))), at the Reinvestment Rate, and (b) with respect to any Note to be redeemed pursuant to Section 4.4 of this Supplemental Indenture, means the amount equal to 100% of the principal amount thereof.

“Reference Bund” means (i) with respect to the 2020 Notes, the 0.00% Federal Government Bond of Bundesrepublik Deutschland due April 17, 2020, with ISIN DE0001141711, (ii) with respect to the 2024 Notes, the 1.00% Federal Government Bond of Bundesrepublik Deutschland due August 15, 2024, with ISIN DE0001102366 and (iii) with respect to the 2028 Notes, the 0.00% Federal Government Bond of Bundesrepublik Deutschland due August 15, 2026, with ISIN DE0001102408.

“Reference Dealers” means the Independent Investment Banker and each of the three other banks selected by the Issuer which are primary European government security dealers, and their respective successors, or market makers in pricing corporate bond issues.

“Registrar” means the office or agency where Notes may be presented for registration of transfer or for exchange.

“Regular Record Date” means (i) with respect to the Global Note, the Business Day next preceding an Interest Payment Date or (ii) if Physical Notes are issued, the 15th calendar day next preceding an Interest Payment Date, whether or not a Business Day.

“Regulation S” means Regulation S under the Securities Act or any successor regulation.

“Reinvestment Rate” means (i) with respect to the 2020 Notes, 0.20% (20 basis points), (ii) with respect to the 2024 Notes, 0.25% (25 basis points), and (iii) with respect to the 2028 Notes, 0.30% (30 basis points), plus, in each case, the average of the four quotations given by the Reference Dealers of the mid-market annual yield to maturity of the applicable Reference Bund at 11:00 a.m. (Central European time (“CET”)) on the fourth Business Day preceding the applicable Redemption Date and if the applicable Reference Bund is no longer outstanding, a Similar Security will be chosen by the Independent Investment Banker at 11:00 a.m. (CET) on the third Business Day in London preceding such Redemption Date, quoted in writing by the Independent Investment Banker to the Issuer.

“Remaining Scheduled Payments” means, with respect to each Note of a given series to be redeemed, the remaining scheduled payments of principal of and interest on such Note that would be due after the related Redemption Date but for such redemption. If such Redemption Date is not an interest payment date with respect to such Note, the amount of the next succeeding scheduled interest payment on such Note will be reduced by the amount of interest accrued on such Notes to such Redemption Date

“Sale-Leaseback Transaction” means the sale or transfer by the Guarantor or any subsidiary of any property to a Person and the taking back by the Guarantor or any subsidiary, as the case may be, of a lease of such property.

“Securities Act” means the Securities Act of 1933, as amended.

“Similar Security” means a reference bond or reference bonds issued by the German Federal Government having an actual or interpolated maturity comparable with the remaining term of the relevant series of Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

“Special Mandatory Redemption Notice” shall have the meaning set forth in Section 4.5.

“Special Record Date” for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 2.6.

“Special Redemption Date” means the date fixed for any special mandatory redemption in a Special Mandatory Redemption Notice.

“Special Redemption Price” shall have the meaning set forth in Section 4.5.

“Stated Maturity” means the date specified in any Note as the fixed date for the payment of principal on such Note or on which an installment of interest on such Note is due and payable.

“Subscription Agreement” means the Subscription Agreement, dated July 21, 2016 among the Issuer, the Guarantor and the Managers.

“subsidiary” means, with respect to any Person, a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more other subsidiaries, or by such Person and one or more other subsidiaries. For the purposes of this definition only, “voting stock” means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

“Taxing Jurisdiction” means the Netherlands, Israel or any jurisdiction where a successor to the Issuer or the Guarantor is incorporated or organized or considered to be a resident, if other than the Netherlands or Israel, respectively, or any jurisdiction through which payments will be made.

“Trustee” means the Person named as the “Trustee” in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Supplemental Indenture, and thereafter “Trustee” shall mean such successor Trustee.

“U.S. Person” means a U.S. Person as defined in Regulation S.

“Vice President,” when used with respect to the Issuer or the Guarantor, as the case may be, means any vice president, whether or not designated by a number or a word or words added before or after the title “vice president.”

Section 1.2 Rules of Construction.

For all purposes of this Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires:

(1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

(2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with accounting principles generally accepted in the United States prevailing at the time of any relevant computation hereunder; and

(3) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision.

ARTICLE 2

THE NOTES AND THE GUARANTEE

Section 2.1 Title and Terms.

(a) The 2020 Notes, the 2024 Notes and the 2028 Notes shall be known and designated as the “0.375% Senior Notes due 2020”, the “1.125% Senior Notes due 2024” and the “1.625% Senior Notes due 2028” of the Issuer, respectively. The aggregate principal amount of the 2020 Notes that may be authenticated and delivered under this Supplemental Indenture is limited to €1,750,000,000, the aggregate principal amount of the 2024 Notes that may be authenticated and delivered under this Supplemental Indenture is limited to €1,500,000,000 and the aggregate principal amount of the 2028 Notes that may be authenticated and delivered under this Supplemental Indenture is limited to €750,000,000, except, in each case, for Add On Notes of the applicable series issued in accordance with Section 2.8 and Notes of any series authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Notes of the same series pursuant to Section 2.5. The Notes of each series shall be issuable in minimum denominations of €100,000 and integral multiples of €1,000 in excess thereof.

(b) The 2020 Notes shall mature on July 25, 2020, the 2024 Notes shall mature on October 15, 2024 and the 2028 Notes shall mature on October 15, 2028.

(c) Interest on the Notes shall accrue from July 25, 2016 at the Interest Rate applicable to Notes of such series until the principal thereof is paid or made available for payment. Interest shall be payable annually in arrear on each Interest Payment Date. The day count convention for the purpose of calculating interest on the Notes is “Actual/Actual (ICMA)” and, accordingly:

(1) if interest is required to be calculated for an Accrual Period that is equal to or shorter than the Determination Period in which it falls, interest shall be calculated on the basis of the actual number of days in the Accrual Period divided by the actual number of days in the Determination Period; or

(2) if interest is required to be calculated for an Accrual Period that is longer than one Determination Period, it shall be calculated on the basis of the sum of (A) the actual number of days in such Accrual Period falling in the Determination Period in which it begins divided by the number of days in such Determination Period; and (B) the actual number of days in such Accrual Period falling in the next Determination Period, divided by the number of days in such Determination Period, with any modifications that may be needed from time to time to fully conform with the actual/actual interest calculation basis recognized by the International Capital Market Association.

For these purposes, “Accrual Period” means the relevant period for which interest is to be calculated (from and including the first such day to but excluding the last); and

“Determination Period” means the period from and including the immediately preceding Interest Payment Date, or, for the first Determination Period, July 25, 2016, as the case may be, to but excluding the next Interest Payment Date.

(d) A Holder of any Note at the close of business on a Regular Record Date shall be entitled to receive interest on such Note on the corresponding Interest Payment Date.

(e) Payments on the Global Notes will be made through the Principal Paying Agent. Payments on the Notes will be made in Euros at the specified office or agency of the Principal Paying Agent; provided that all such payments with respect to Notes represented by one or more Global Notes deposited with and registered in the name of the Common Depositary or its nominee for the accounts of Euroclear and Clearstream, will be by wire transfer of immediately available funds to the account specified in writing by the holder or holders thereof to the Common Depositary.

(f) Payments on Physical Notes, shall be payable at the office or agency of the Issuer maintained for such purpose, initially the specified office or agency of the Principal Paying Agent and, at the option of the Issuer, may be made by wire transfer to the account specified by the Holder or Holders thereof as notified to the Principal Paying Agent in writing at least 15 days prior to the relevant payment date.

(g) The Notes shall be redeemable at the option of the Issuer as provided in Article 4.

(h) The Issuer undertakes that it will maintain a Paying Agent (which may be the Principal Paying Agent) with a specified office in a European Union member state that will not be obliged to withhold or deduct Tax (as defined in Section 3.1) pursuant to European Council Directive 2003/48/EC (as amended from time to time) or any law implementing or complying with, or introduced in order to conform to, such Directive.

Section 2.2 Forms of Notes.

(a) Except as otherwise provided pursuant to this Section 2.2, the 2020 Notes, 2024 Notes and 2028 Notes are issuable in fully registered form without coupons in substantially the form of Exhibits A-1 - A-3 hereto, respectively, with such applicable legends as are provided for in Section 2.3. The Notes are not issuable in bearer form. The terms and provisions contained in the respective forms of Notes shall constitute, and are hereby expressly made, a part of this Supplemental Indenture and to the extent applicable, the Issuer, the Guarantor and the Trustee, by their execution and delivery of this Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby. Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends and endorsements as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Supplemental Indenture and the Base Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes of any series may be listed or designated for issuance, or to conform to usage.

(b) The Notes and the Guarantees are being offered and sold by the Issuer pursuant to the Subscription Agreement. The Notes shall be issued initially in the form of permanent global Notes in fully registered form without interest coupons, substantially in the form of Exhibits A-1 - A-3 hereto, respectively (with respect to the 2020 Notes, the “2020 Global Note”, with respect to the 2024 Notes, the “2024 Global Note” and with respect to the 2028 Notes, the “2028 Global Note” and collectively, the “Global Notes”), with the applicable legends as provided in Section 2.3. Each Global Note shall be duly executed by the Issuer and authenticated and delivered by the Trustee, shall have endorsed thereon the applicable Guarantees executed by the Guarantor and shall be deposited with and registered in the name of the Common Depositary or its nominee for the accounts of Euroclear and Clearstream. The aggregate principal amount of each Global Note may from time to time be increased or decreased by adjustments made on the records of the Registrar or the Principal Paying Agent, at the direction of the Trustee, as hereinafter provided.

Section 2.3 Selling Restrictions; Legends.

(a) The Notes have not been registered under the Securities Act and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. Persons until after the expiry of the Distribution Compliance Period, except in accordance with Regulation S.

(b) Each Global Note shall bear the following legend on the face thereof:

THIS IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREINAFTER.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY (AS DEFINED IN THE INDENTURE), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE COMMON DEPOSITARY OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY (AND ANY PAYMENT IS MADE TO THE COMMON DEPOSITARY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE COMMON DEPOSITARY HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE COMMON DEPOSITARY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

In addition, upon original issuance by the Issuer, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Notes shall bear the following legend:

THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT IN CERTAIN TRANSACTIONS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND SHALL CEASE TO APPLY UPON THE EXPIRY OF THE PERIOD OF 40 DAYS AFTER THE COMPLETION OF THE DISTRIBUTION OF ALL THE NOTES OF THE TRANCHE OF WHICH THIS NOTE FORMS PART.

Section 2.4 Form of Guarantee.

A Guarantee substantially in the following form shall be endorsed on the reverse of each Note:

Teva Pharmaceutical Industries Limited (the “Guarantor”) hereby unconditionally and irrevocably guarantees to the Holder of this Note the due and punctual payment of the principal of and interest (including Additional Tax Amounts, if any), on this Note, when and as the same shall become due and payable, whether at Maturity or upon redemption or upon declaration of acceleration or otherwise, according to the terms of this Note and of the Indenture. The Guarantor agrees that in the case of default by the Issuer in the payment of any such principal or interest (including Additional Tax Amounts, if any), the Guarantor shall duly and punctually pay the same. The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional irrespective of any extension of the time for payment of this Note, any modification of this Note, any invalidity, irregularity or unenforceability of this Note or the Indenture, any failure to enforce the same or any waiver, modification, consent or indulgence granted to the Issuer with respect thereto by the Holder of this Note or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Issuer, any right to require a demand or proceeding first against the Issuer, protest or notice with respect to this Note or the indebtedness evidenced hereby and all demands whatsoever, and covenants that this Guarantee will not be discharged as to this Note except by payment in full of the principal of and interest (including Additional Tax Amounts, if any) on this Note.

The Guarantor shall be subrogated to all rights of the Holders against the Issuer in respect of any amounts paid by the Guarantor pursuant to the provisions of the Guarantees or the Indenture; provided, however, that the Guarantor hereby waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder (i) to be subrogated to the rights of a Holder against the Issuer with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by the Issuer in respect thereof or (ii) to receive any payment in the nature of contribution or for any other reason, from any other obligor with respect to such payment, in each case, until the principal of and interest (including Additional Tax Amounts, if any) on this Note shall have been paid in full.

The Guarantee shall not be valid or become obligatory for any purpose with respect to this Note until the certificate of authentication on this Note shall have been signed by the Trustee.

The Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, Teva Pharmaceutical Industries Limited has caused the Guarantee to be signed manually or by facsimile by its duly authorized officers.

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

By

By

Section 2.5 Book-Entry Provisions for the Global Notes.

(a) The Global Notes initially shall be deposited with and registered in the name of the Common Depositary or its nominee for the accounts of Euroclear and Clearstream.

(b) Members of, or participants in, Euroclear or Clearstream (“Agent Members”) shall have no rights under this Supplemental Indenture with respect to any Global Note held on their behalf by Euroclear or Clearstream, or the Common Depositary, or under such Global Note, and the Common Depositary may be treated by the Issuer, the Guarantor, the Trustee, the Principal Paying Agent and any of their respective agents as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing contained herein shall prevent the Issuer, the Guarantor, the Trustee, the Principal Paying Agent or any of

their respective agents from giving effect to any written certification, proxy or other authorization furnished by Euroclear or Clearstream or impair, as between Euroclear or Clearstream and the Agent Members, the operation of customary practices of Euroclear or Clearstream governing the exercise of the rights of a Holder of any Note. With respect to any Global Note deposited on behalf of the subscribers for the Notes represented thereby with the Common Depositary for credit to their respective accounts (or to such other accounts as they may direct) at Euroclear or Clearstream, the provisions of the “Operating Procedures of the Euroclear System” and the “Terms and Conditions Governing Use of Euroclear” and the “Management Regulations” and “Instructions to Participants” of Clearstream, respectively, shall be applicable to the Global Notes.

(c) The Holder of a Global Note may grant proxies and otherwise authorize any Person, including Euroclear or Clearstream or its nominee, Agent Members and persons that may hold interests through Agent Members, to take any action that a Holder is entitled to take under this Supplemental Indenture, the Base Indenture or the Notes of any series.

(d) A Global Note may not be transferred, in whole or in part, to any Person other than the Common Depositary (or its nominee by a nominee of the Common Depositary to the Common Depositary or to another nominee of the Common Depositary, or by the Common Depositary or any such nominee to a successor Common Depositary or a nominee of such successor Common Depositary), and no such transfer to any such other Person may be registered. Beneficial interests in a Global Note may be transferred in accordance with the rules and procedures of Euroclear or Clearstream.

(e) If at any time:

(1) either Euroclear or Clearstream notifies the Issuer in writing that it is unwilling or unable to continue to act as depositary for the Global Notes of any series or Euroclear or Clearstream ceases to be a “clearing agency” registered under the Exchange Act, and a successor depositary for the Global Notes of such series is not appointed by the Issuer within 90 days of such notice or cessation; or

(2) an Event of Default has occurred and is continuing and the Registrar has received a request from the Euroclear or Clearstream on behalf of their Agent Members for the issuance of Physical Notes in exchange for such Global Note or Global Notes;

such Global Note or Global Notes shall be deemed to be surrendered to the Trustee for cancellation and the Issuer shall execute, and the Trustee, upon receipt of an Officers’ Certificate and Issuer Order for the authentication and delivery of Notes, shall authenticate and deliver, in exchange for such Global Note or Global Notes, Physical Notes of the applicable series in an aggregate principal amount equal to the aggregate principal amount of such Global Note or Global Notes. Such Physical Notes shall be registered in such names as Euroclear or Clearstream shall identify in writing as the beneficial owners of the Notes represented by such Global Note or Global Notes (or any nominee thereof).

(f) Notwithstanding the foregoing, in connection with any transfer of beneficial interests in a Global Note to the beneficial owners thereof pursuant to Section 2.5(d), the Registrar shall reflect on its books and records the date and a decrease in the principal amount of such Global Note in an amount equal to the principal amount of the beneficial interests in such Global Note to be transferred.

(g) Except as provided in Section 2.5(e), beneficial owners of the Global Notes shall not be entitled to receive Physical Notes.

Section 2.6 Defaulted Interest.

If the Issuer fails to make a payment of interest or Additional Tax Amount, if any, on any Note when due and payable (“Defaulted Interest”), it shall pay such Defaulted Interest plus (to the extent lawful) any interest payable on the Defaulted Interest, in any lawful manner. It may elect to pay such Defaulted Interest, plus any such interest payable on it, to the Persons who are Holders of such Notes on which the interest is due on a subsequent Special Record Date. The Issuer shall notify the Trustee and the Principal Paying Agent in writing of the amount of Defaulted Interest proposed to be paid on each such Note. The Issuer shall fix any such Special Record Date and payment date for such payment. At least 15 days before any such Special Record Date, the Issuer shall deliver to Holders affected thereby, with a copy to the Trustee and the Principal Paying Agent, a notice that states the Special Record Date, the Interest Payment Date and amount of such interest to be paid.

Section 2.7 Execution of Guarantees.

The Guarantor hereby agrees to execute the Guarantees in substantially the form above recited to be endorsed on each Note. If the Issuer shall execute Physical Notes in accordance with Section 2.5, the Guarantor shall execute the Guarantees in substantially the form above recited to be endorsed on each such Note. Such Guarantee shall be executed on behalf of the Guarantor by an Officer of the Guarantor. The signature of any of these officers on the Guarantees may be manual or facsimile.

In case any Officer of the Guarantor who shall have signed the Guarantee endorsed on a Note shall cease to be such officer before the Note so signed shall be authenticated and delivered by the Trustee, such Note nevertheless may be authenticated and delivered or disposed of as though the person who signed such Guarantee had not ceased to be such Officer of the Guarantor; and any Guarantee endorsed on a Note may be signed on behalf of the Guarantor by such persons as, at the actual date of the execution of such Guarantees, shall be the proper officers of the Guarantor, although at the date of the execution and delivery of this Supplemental Indenture any such person was not such an officer.

Section 2.8 Add On Notes.

The Issuer may, from time to time, subject to compliance with any other applicable provisions of this Supplemental Indenture and the Base Indenture, without the consent of the Holders, create and issue pursuant to this Supplemental Indenture and the Base Indenture Add On Notes having terms identical to those of the Outstanding Notes of any series, except that Add On Notes:

(a)	may have a different issue date from other Outstanding Notes;

(b)	may have a different first Interest Payment Date after issuance than other Outstanding Notes of such series;

(c)	may have a different amount of interest payable on the first Interest Payment Date after issuance than is payable on other Outstanding Notes of such series; and

(d)	may have terms specified in Add On Note Board Resolutions or the Add On Note supplemental indenture for such Add On Notes making appropriate adjustments to this Article 2 and Exhibit A-1 – A-3 (and related definitions), as the case may be, applicable to such Add On Notes in order to conform to and ensure compliance with the Securities Act (or other applicable securities laws) and any registration rights or similar agreement applicable to such Add On Notes, which are not adverse in any material respect to the Holder of any Outstanding Notes (other than such Add On Notes) and which shall not affect the rights, benefits, immunities or duties of the Trustee.

In authenticating any Add On Notes, and accepting the additional responsibilities under the Indenture in relation to such Add On Notes, the Trustee shall receive, and shall be fully protected in relying upon:

(a)	the Add On Note Board Resolutions or Add On Note supplemental indenture relating thereto;

(b)	an Officers’ Certificate complying with Section 8.5; and

(c)	an Opinion of Counsel complying with Section 8.5 stating,

(1) that the forms of such Notes have been established by or pursuant to Add On Note Board Resolutions or by an Add On Note supplemental indenture, as permitted by this Section 2.8 and in conformity with the provisions of this Supplemental Indenture and the Base Indenture;

(2) that the terms of such Notes have been established by or pursuant to Add On Note Board Resolutions or by an Add On Note supplemental indenture, as permitted by this Section 2.8 and in conformity with the provisions of this Supplemental Indenture and the Base Indenture;

(3) that such Notes and the related Guarantees, when authenticated and delivered by the Trustee and issued by the Issuer and the Guarantor in the manner provided for herein and in the Base Indenture and the Guarantees, respectively, subject to any customary conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Issuer and the Guarantor, respectively, entitled to the benefits provided in this Supplemental Indenture and the Base Indenture, enforceable in accordance with their respective terms, except to the extent that the enforcement of such obligations may be subject to bankruptcy laws or insolvency laws or other similar laws, general principles of equity and such other qualifications as such counsel shall conclude are customary or do not materially affect the rights of the Holders of such Notes;

(4) that all laws and requirements in respect of the execution and delivery of the Notes have been complied with; and

(5) such other matters as the Trustee may reasonably request.

If such forms or terms have been so established by or pursuant to Add On Note Board Resolutions or an Add On Note supplemental indenture, the Trustee shall have the right to decline to authenticate and deliver any Notes:

(1) if the Trustee, being advised by counsel, determines that such action may not lawfully be taken;

(2) if the Trustee in good faith determines that such action would expose the Trustee to personal liability to Holders of any Outstanding Notes; or

(3) if the issue of such Add On Notes pursuant to this Supplemental Indenture and the Base Indenture will affect the Trustee’s own rights, duties, benefits and immunities under the Notes, this Supplemental Indenture and the Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

Notwithstanding anything in this Section 2.8, the Issuer may not issue Add On Notes if an Event of Default shall have occurred and be continuing.

Section 2.9 ISIN Numbers and Common Codes

The Issuer in issuing the Notes may use “ISIN” numbers (if then generally in use) and common codes, and, if so, the Trustee and the Principal Paying Agent shall use “ISIN” numbers and common codes in notices of redemption and other notices to the Holders as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes of a given series or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes of a given series, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer will promptly notify the Trustee and the Principal Paying Agent in writing of any change in the “ISIN” numbers or common codes.

ARTICLE 3

ADDITIONAL COVENANTS

In addition to the covenants set forth in Article 3 of the Base Indenture, the Notes shall be subject to the additional covenants set forth in this Article 3.

Section 3.1 Payment of Additional Tax Amounts.

All payments of interest and principal by the Issuer under the Notes of any series and by the Guarantor under the Guarantees shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of any Taxing Jurisdiction or any political sub-division thereof or by any authority therein having power to tax unless such withholding or deduction is required by law. In that event, the Issuer or the Guarantor, as applicable, will (a) withhold or deduct such amounts, (b) pay such additional amounts as may be necessary in order that the net amounts received by a Holder after such withholding or deduction shall equal the amount of interest and principal which would have been receivable in respect of the Notes of such series in the absence of such withholding or deduction (“Additional Tax Amounts”) and (c) pay the full amount withheld or deducted to the relevant tax or other authority in accordance with applicable law, except that no such Additional Tax Amounts shall be payable in respect of any Note:

(1) to the extent that such Taxes are imposed or levied by reason of such Holder (or the beneficial owner) having some present or former connection with the Taxing Jurisdiction other than the mere holding (or beneficial ownership) of such Note or receiving principal or interest payments on the Notes (including but not limited to citizenship, nationality, residence, domicile, or the existence of a business, permanent establishment, a dependant agent, a place of business or a place of management present or deemed present in the Taxing Jurisdiction);

(2) in respect of any Taxes that would not have been so withheld or deducted but for the failure by the Holder or the beneficial owner of the Note to make a declaration of non-residence, or any other claim or filing for exemption to which it is entitled or otherwise comply with any reasonable certification, identification, information, documentation or other reporting requirement concerning nationality, residence, identity or connection with the Taxing Jurisdiction if (a) compliance is required by applicable law, regulation, administrative practice or treaty as a precondition to exemption from all or part of the Taxes, (b) the Holder (or beneficial owner) is able to comply with these requirements without undue hardship and (c) the Issuer has given the Holders (or beneficial owners) at least 30 calendar days’ prior notice that they will be required to comply with such requirement;

(3) to the extent that such Taxes are imposed by reason of any estate, inheritance, gift, sales, transfer or personal property taxes imposed with respect to the Notes, except as otherwise provided in the Indenture;

(4) to the extent that any such Taxes would not have been imposed but for the presentation of such Notes, where presentation is required, for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever is later, except to the extent that the Holder would have been entitled to Additional Tax Amounts had the Notes been presented for payment on any date during such 30-day period; or

(5) any combination of items (1) through (4) above.

For purposes of this Section 3.1, “Tax” or “Taxes” means, with respect to payments on the Notes, all taxes, withholdings, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of any Taxing Jurisdiction or any political subdivision thereof or any authority or agency therein or thereof having power to tax.

Section 3.2 Stamp Tax.

The Issuer and the Guarantor will pay any present or future stamp, court or documentary taxes or any other excise or property taxes, charges or similar levies that arise from the execution, delivery, enforcement or registration of the Notes of any series or any other document or instrument in relation thereto.

Section 3.3 Corporate Existence.

Subject to Article 8 of the Base Indenture, each of the Guarantor and the Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Issuer and the Guarantor shall not be required to preserve any such right or franchise if the Issuer and the Guarantor determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuer or the Guarantor and that the loss thereof is not disadvantageous in any material respect to the Holders.

Section 3.4 Certificates of the Issuer and the Guarantor.

The Issuer and the Guarantor will each furnish to the Trustee within 120 days after the end of each fiscal year of the Issuer or the Guarantor, as the case may be, an Officers’ Certificate of the Issuer or the Guarantor, as the case may be, as to the signers’ knowledge of the Issuer’s or the Guarantor’s compliance with all conditions and covenants under this Supplemental Indenture and the Base Indenture (such compliance to be determined without regard to any period of grace or requirement of notice provided under this Supplemental Indenture or the Base Indenture). In the event an Officer of the Guarantor or an Officer of the Issuer comes to have actual knowledge of an Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, regardless of the date, the Guarantor or the Issuer shall deliver an Officers’ Certificate to the Trustee specifying such Default and the nature and status thereof.

Section 3.5 Guarantor To Be the Sole Equityholder of the Issuer.

So long as any Notes are outstanding, the Guarantor or its successor will directly or indirectly own all of the outstanding Capital Stock of the Issuer.

Section 3.6 Limitation on Liens.

The Guarantor shall not, and shall not permit any subsidiary to, directly or indirectly, create, incur, assume or suffer to exist any Lien, other than a Permitted Lien, upon any of its property or assets (including any shares of Capital Stock or Indebtedness of any subsidiary), whether owned or leased on the date of this Supplemental Indenture or hereafter acquired, to secure any Indebtedness incurred by the Guarantor or any subsidiary, without in any such case making effective provision whereby all of the Notes outstanding (together with, if the Guarantor so determines, any other Indebtedness by the Guarantor or any such subsidiary ranking equally with the Notes or the Guarantees) shall be secured equally and ratably with, or prior to, such Indebtedness for so long as such Indebtedness shall be so secured unless, after giving effect to such Lien, the aggregate amount of secured Indebtedness then outstanding (excluding Indebtedness secured solely by Permitted Liens) plus the value (as defined in Section 3.7) of all Sale-Leaseback Transactions (other than those described in paragraph (a) or paragraph (b) of Section 3.7) then outstanding would not exceed 10% of the Guarantor’s Consolidated Net Worth.

Section 3.7 Limitation on Sales and Leasebacks.

The Guarantor will not, and will not permit any subsidiary to, enter into any Sale-Leaseback Transaction after the date of this Supplemental Indenture unless:

(a)	the Sale-Leaseback Transaction:

(1) involves a lease for a period, including renewals, of not more than five years;

(2) occurs within 270 days after the date of acquisition, completion of construction or completion of improvement of such property; or

(3) is with the Guarantor or one of its subsidiaries; or

(b)	the Guarantor or any subsidiary, within 270 days after the Sale-Leaseback Transaction shall have occurred, applies or causes to be applied an amount equal to the value of the property so sold and leased back at the time of entering into such arrangement to the prepayment, repayment, redemption, reduction or retirement of any Indebtedness of the Guarantor or any subsidiary that is not subordinated to the Notes and that has a Stated Maturity of more than twelve months; or

(c)	the Guarantor or such subsidiary would be entitled pursuant to Section 3.6 to create, incur, issue or assume Indebtedness secured by a Lien, other than a Permitted Lien, on the property without equally and ratably securing the Notes.

As used in this Section 3.7, the term “value” shall mean, with respect to a Sale-Leaseback Transaction, as of any particular time an amount equal to the greater of (i) the net proceeds of sale of the property leased pursuant to such Sale-Leaseback Transaction, or (ii) the fair value of such property at the time of entering into such Sale-Leaseback Transaction as determined by the Board of Directors of the Guarantor, in each case multiplied by a fraction of which the numerator is the number of full years of remaining term of the lease (without regard to renewal options) and the denominator is the full years of the full term of the lease (without regard to renewal options).

Section 3.8 Waiver of Stay or Extension Laws.

The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim to take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Supplemental Indenture and the Base Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

ARTICLE 4

REDEMPTION OF NOTES

Section 4.1 Optional Redemption.

The Issuer may at its option redeem the Notes of any series in whole or in part from time to time, on any date prior to Maturity, upon notice as set forth in Section 4.2, at the Redemption Price plus any interest accrued and unpaid to, but excluding, the Redemption Date.

Section 4.2 Notice of Redemption.

Notice of redemption shall be given in the manner provided in Section 8.4 to the Holders of Notes of the applicable series to be redeemed, with a copy of such notice delivered to the Trustee and the Principal Paying Agent. Such notice shall be given not less than 20 nor more than 60 days prior to the intended Redemption Date. Notice shall be given by the Issuer to the Trustee at least five Business Days prior to delivery of such notice of redemption to the Holders.

Section 4.3 Deposit of Redemption Price.

On the Business Day prior to any Redemption Date, the Issuer shall deposit with the Principal Paying Agent or any other Paying Agent an amount of money sufficient to pay the Redemption Price in respect of all the Notes to be redeemed on that Redemption Date and accrued and unpaid interest, if any, on such Notes. If less than all of the Notes (or any series thereof) are to be redeemed, the Notes to be redeemed shall be selected by the Trustee on a pro rata basis, by lot or by such method as the Trustee shall deem fair and appropriate and subject to the rules of the applicable depositary.

Section 4.4 Tax Redemption.

(a) If, as a result of any amendment to, or change in, the laws (or any rulings or regulation thereunder) of any Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein affecting taxation or any change in an official interpretation or application of such laws, rulings or regulations, which amendment or change of such laws, rules or regulations becomes effective or, in the case of a change in official position is announced on or after the date of this Supplemental Indenture, the Issuer or the Guarantor (or their respective successors), as the case may be, will be obligated to pay any Additional Tax Amount with respect to the Notes (or any series thereof), and such obligation cannot be avoided by the Issuer or the Guarantor (or their respective successors), after taking measures it considers reasonable to avoid it, then at the option of the Issuer or the Guarantor (or their respective successors), as the case may be, the Notes (or any series thereof) may be redeemed in whole, but not in part, at any time, on giving not less than 20 nor more than 60 days’ notice to the Trustee and the Holders of such Notes, at 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest up to but not including the Redemption Date and any Additional Tax Amounts which would otherwise be payable; provided, however, that (1) no notice of such tax redemption may be given earlier than 90 days prior to the earliest date on which the Issuer or the Guarantor (or their respective successors), as the case may be, would but for such redemption be obligated to pay such Additional Tax Amounts were a payment on such Notes then due, and (2) at the time such notice is given, such obligation to pay such Additional Tax Amounts remains in effect.

(b) Before any notice of tax redemption pursuant to Section 4.4(a) is given to the Trustee or the Holders of the Notes (or any series thereof), the Issuer or the Guarantor (or their respective successors), as the case may be, shall deliver to the Trustee (i) an Officer’s Certificate stating that the Issuer or the Guarantor (or their respective successors), is entitled to effect such redemption and setting forth a statement of facts showing that the condition or conditions precedent to the right of the Issuer or the Guarantor (or their respective successors) so to redeem have occurred or been satisfied and (ii) an opinion of counsel to the effect that the Issuer or the Guarantor (or their respective successors) has or shall become obligated to pay Additional Tax Amounts as a result of a change or amendment described in Section 4.4(a). Such notice, once given to the Trustee, shall be irrevocable.

Section 4.5 Special Mandatory Redemption

(a) In the event that (i) the closing of the Actavis Generics Acquisition does not occur on or prior to October 26, 2016, or (ii) the Master Purchase Agreement is terminated at any time prior thereto, the Issuer will be required to redeem all of the Notes on the Special Redemption Date at a redemption price equal to 101% of the aggregate principal amount of such Notes (the “Special Redemption Price”), plus accrued and unpaid interest to, but excluding, the Special Mandatory Redemption Date, subject to the rights of the holders of the applicable series on the relevant record date to receive interest due on the relevant interest payment date. Each series of Notes shall on the Special Redemption Date become due and payable at the Special Redemption Price for such series. If funds sufficient to pay the Special Redemption Price of all Notes on the Special Redemption Date are deposited with the Trustee or paying agent on or before such Special Redemption Date, plus accrued and unpaid interest, if any, to, but excluding, the Special Redemption Date, the Notes will cease to bear interest and all rights under the Notes shall terminate (other than in respect of the right to receive the Special Redemption Price, plus accrued and unpaid interest, if any).

(b) Notice of redemption (the “Special Mandatory Redemption Notice”) shall be mailed, or caused to be mailed, by the Issuer, with a copy provided to the Trustee, by first class postage prepaid mail to each Holder of the Notes being redeemed at its registered address within five Business Days after the occurrence of the event triggering the special mandatory redemption. Failure to give notice by mailing in the manner herein provided to such Holder, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other Notes.

(c) All Special Mandatory Redemption Notices shall state:

(i) the Special Redemption Date, which date may not be any later than the 25th day (or, if such day is not a Business Day, the first Business Day thereafter) from the date of such Special Mandatory Redemption Notice;

(ii) the Special Redemption Price for each series of Notes;

(iii) that on the Special Redemption Date, the Special Redemption Price shall become due and payable with respect to each series of Notes;

(iv) the place or places where such Notes are to be surrendered for payment of the Special Redemption Price;

(v) the CUSIP, ISIN or “Common Code” number of such Notes, if any, or any other numbers used by the Depositary to identify such Notes; and

(vi) if funds sufficient to pay the Special Redemption Price of all Notes on the Special Redemption Date are deposited with the Trustee or paying agent on or before such Special Redemption Date, plus accrued and unpaid interest, if any, to, but not including, the Special Redemption Date, that the Notes will cease to bear interest and all rights under the Notes shall terminate (other than in respect of the right to receive the Special Redemption Price, plus accrued and unpaid interest, if any).

(d) Notwithstanding the foregoing, installments of interest on any series of the Notes that are due and payable on interest payment dates falling on or prior to the Special Redemption Date will be payable on such interest payment dates to the registered holders of the applicable Notes as of the close of business on the relevant record dates in accordance with the applicable series of Notes and this Indenture.

(e) This Section 4.5 may not be waived or modified for any series of the Notes without the written consent of Holders of at least a majority in principal amount of the series of Notes subject to such waiver or modification.

(f) Upon the occurrence of the closing of the Actavis Generics acquisition, this Section 4.5 will cease to apply.

ARTICLE 5

SATISFACTION AND DISCHARGE

Section 5.1 Satisfaction and Discharge.

(a) With respect to the Notes, Section 9.01 of the Base Indenture is not applicable.

(b) The Issuer and the Guarantor may satisfy and discharge their obligations under this Supplemental Indenture while the Notes remain outstanding, if (a) all Outstanding Notes have become due and payable at their scheduled Maturity, or (b) all Outstanding Notes have been called for redemption, and, in either case, the Issuer has deposited with the Trustee an amount sufficient to pay and discharge all Outstanding Notes on the date of their scheduled Maturity or the scheduled Redemption Date.

ARTICLE 6

EVENTS OF DEFAULT

Section 6.1 Events of Default

(a) With respect to the Notes, the second paragraph of Section 4.01 of the Base Indenture shall be deleted in its entirety and replaced with the following:

“If an Event of Default described in paragraphs (a) through (f) (inclusive) or (i) of the definition thereof occurs and is continuing, then, and in each and every such case, except for any series the principal of which shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Securities of a series affected thereby then Outstanding hereunder (treated as one class) by notice in writing to the Issuer and the Guarantor (and to the Trustee if given by Securityholders), may declare the entire principal (or, if the Securities of any such affected series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all Securities of such affected series and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. Unless otherwise set forth in any applicable supplemental indenture, if an Event of Default described in paragraphs (g) or (h) of the definition thereof occurs and is continuing, then the principal and accrued and unpaid interest, and premium if any, with respect to any Securities then Outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.”

(b) With respect to the Notes, the first paragraph of Section 4.10 of the Base Indenture shall be deleted in its entirety and replaced with the following:

“Prior to the acceleration of the maturity of any Securities as provided in Section 4.01, the Holders of a majority in aggregate principal amount of the Securities of a series at the time Outstanding with respect to which an Event of Default shall have occurred and be continuing (voting as a single class) may on behalf of the Holders of all such Securities waive any past default or Event of Default described in Section 4.01 and its consequences, except a default in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Security affected. In the case of any such waiver, the Issuer, the Guarantor, the Trustee and the Holders of all such Securities shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.”

(c) For the avoidance of doubt, the amendments to Section 4.01 and Section 4.10 of the Base Indenture as provided in Section 6.1 (a) above shall apply to the Notes only and shall not apply to any other Securities that may be issued by the Issuer under the Base Indenture.

ARTICLE 7

APPOINTMENT OF PRINCIPAL PAYING AGENT

Section 7.1 Principal Paying Agent.

The Issuer hereby appoints The Bank of New York Mellon, London Branch, to act as Principal Paying Agent. In connection with its appointment and acting hereunder, the Principal Paying Agent is entitled to all the rights, privileges, protections, immunities, benefits and indemnities provided to the Trustee under the Indenture.

ARTICLE 8

MISCELLANEOUS PROVISIONS

Section 8.1 Scope of Supplemental Indenture.

The changes, modifications and supplements to the Base Indenture effected by this Supplemental Indenture shall only be applicable with respect to, and govern the terms of, the Notes and shall not apply to any other Securities that may be issued by the Issuer under the Base Indenture.

Section 8.2 Provisions of Supplemental Indenture for the Sole Benefit of Parties and Holders of Notes.

Nothing in this Supplemental Indenture, the Base Indenture or in the Notes or the Guarantees, expressed or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and their successors and the Holders of the Notes, any legal or equitable right, remedy or claim under this Supplemental Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Notes.

Section 8.3 Successors and Assigns of Issuer and Guarantor Bound by Supplemental Indenture.

All the covenants, stipulations, promises and agreements in this Supplemental Indenture contained by or on behalf of the Issuer shall bind its successors and assigns, whether so expressed or not. All the covenants, stipulations, promises and agreements in this Supplemental Indenture contained by or on behalf of the Guarantor shall bind its successors and assigns, whether so expressed or not.

Section 8.4 Notices and Demands on Issuer, Trustee, Principal Paying Agent and Holders of Notes.

Any notice or demand which by any provision of this Supplemental Indenture is required or permitted to be given or served by the Trustee, the Principal Paying Agent or by the Holders of Notes to or on the Issuer or the Guarantor may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address is filed with the Trustee, the Principal Paying Agent) as follows:

If to the Issuer:

Teva Pharmaceutical Finance Netherlands II B.V.

Piet Heinkade 107, 1019 GM

Amsterdam, Netherlands

Attention: Managing Director

Fax: +972-3-9062501

with a copy (which shall not constitute notice) to:

Teva Pharmaceuticals USA, Inc.

1090 Horsham Road

North Wales, PA 19454

Attention: David M. Stark and Austin D. Kim

Fax: +1 (215) 293-6499

with a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Attention: Jeffrey S. Hochman

Fax: +1 (212) 728-9592

If to the Guarantor:

Teva Pharmaceutical Industries Limited

5 Basel Street, P.O. Box 3190

Petach Tikva 4951033 Israel

Attention: Eyal Desheh and Eran Ezra

Facsimile: +972-3-914-8678

with copies (which in the case of Willkie Farr & Gallagher LLP shall not constitute notice) to:

Teva Pharmaceuticals USA, Inc.

1090 Horsham Road

North Wales, PA 19454

Attention: David M. Stark and Austin D. Kim

Fax: +1 (215) 591-8811

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Attention: Jeffrey S. Hochman

Fax: +1 (212) 728-9592

Any notice, direction, request or demand by the Issuer, the Guarantor or any Holder of Notes to or upon the Trustee or the Principal Paying Agent shall be deemed to have been sufficiently given or made, for all purposes, if delivered in person or mailed by first-class mail as follows:

If to the Trustee:

The Bank of New York Mellon

101 Barclay Street, Floor 7E

New York, NY 10286

Attn: Corporate Trust Administration – Global Finance Unit

If to the Principal Paying Agent:

The Bank of New York Mellon, London Branch

One Canada Square

Canary Wharf

London E14 5AL

United Kingdom

Attn: Manager Corporate Trust Services

Fax: +44 207 964 2536

with a copy (which shall not constitute notice) to the Trustee.

Where this Supplemental Indenture provides for notice to Holders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing, in the English language, and mailed, first-class postage prepaid, to each Holder entitled thereto, at his last address as it appears in the register of the Notes of the applicable series. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Supplemental Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

Notwithstanding the preceding paragraph, while all the Notes of any series are represented by the relevant Global Note and such Global Note is deposited with a common depositary for Euroclear or Clearstream and/or any other relevant clearing system, notices to Holders may be given by delivery of the relevant notice to Euroclear or Clearstream and/or any other relevant clearing system and, in any case, such notices shall be deemed to be given to the Holders in accordance with the Indenture on the date of delivery to Euroclear or Clearstream and/or any other relevant clearing system.

In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Issuer, the Guarantor or Holders of Notes when such notice is required to be given pursuant to any provision of this Supplemental Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

Section 8.5 Officers’ Certificates and Opinions of Counsel; Statements to be Contained Therein.

Upon any application or demand by the Issuer or the Guarantor to the Trustee to take any action under any of the provisions of this Supplemental Indenture, the Issuer or the Guarantor, as the case may be, shall furnish to the Trustee an Officers’ Certificate or Guarantor’s Officers’ Certificate, as the case may be, stating that all conditions precedent provided for in this Supplemental Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with.

Each certificate or opinion provided for in this Supplemental Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Supplemental Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

Any certificate, statement or opinion of an officer of the Issuer or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, information with respect to which is in the possession of the Issuer or the Guarantor, as the case may be, upon the certificate, statement or opinion of or representations by an officer of officers of the Issuer or the Guarantor, as the case may be, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

Any certificate, statement or opinion of an officer of the Issuer or the Guarantor or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

Section 8.6 Payments Due on Saturdays, Sundays and Holidays.

If the date of maturity of interest on or principal of the Notes of any series or the date fixed for redemption of any such Note shall not be a Business Day, then payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

Section 8.7 [Reserved.]

Section 8.8 New York Law to Govern.

This Supplemental Indenture, each 2020 Note, each 2024 Note and each 2028 Note shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such State.

Section 8.9 Counterparts.

This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

Section 8.10 Effect of Headings.

The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 8.11 Submission to Jurisdiction.

Each of the Issuer and the Guarantor agrees that any legal suit, action or proceeding arising out of or based upon this Supplemental Indenture may be instituted in any federal or state court sitting in the Borough of Manhattan in New York City, and, to the fullest extent permitted by law, waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the non-exclusive jurisdiction of such court in any law suit, action or proceeding. Each of the Issuer and the Guarantor, as long as any of the Notes remain Outstanding or the parties hereto have any obligation under this Supplemental Indenture, shall have an authorized agent (the “Authorized Agent”) in the United States upon whom process may be served in any such legal action or proceeding. Service of process upon such agent and written notice of such service mailed or delivered to it shall to the extent permitted by law be deemed in every respect effective service of process upon it in any such legal action or proceeding. The Issuer and the Guarantor each hereby appoints Teva Pharmaceuticals USA, Inc. (1090 Horsham Road, North Wales, PA 19454) as its agent for such purposes, and covenants and agrees that service of process in any legal action or proceeding may be made upon it at such office of such agent. The Issuer will provide written notice to the Trustee of any change in the Authorized Agent. In the event that any Authorized Agent resigns, is removed or becomes incapable of so acting, the Issuer shall promptly appoint a successor Authorized Agent and shall notify the Trustee in writing of such change in Authorized Agent.

Section 8.12 Not Responsible for Recitals or Issuance of Securities.

The recitals contained herein and in the Notes, except the Trustee’s certificates of authentication, shall be taken as the statements of the Issuer and the Guarantor, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Issuer of Notes or the proceeds thereof.

ARTICLE 9

SUPPLEMENTAL INDENTURES

Section 9.1 Without Consent of Holders.

(a)	Section 7.01(d) of the Base Indenture is not applicable with respect to the Notes.

(b)	In addition to the provisions set forth in Section 7.01 of the Base Indenture as amended by Section 9.1(a) above, the Issuer, the Guarantor and the Trustee may amend, modify or supplement the Base Indenture or this Supplemental Indenture or the Notes without the consent of any Holder for one or more of the following purposes:

(1) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture; provided that such amendment, modification or supplement shall not, in the good faith opinion of the Board, adversely affect the interests of the Holders of the Notes in any material respect; provided, further, that any amendment made solely to conform the provisions of this Supplemental Indenture to the description of the Notes contained in the Issuer’s offering memorandum dated July 21, 2016 will not be deemed to adversely affect the interests of the Holders of the Notes;

(2) to make such other provisions in regard to matters or questions arising hereunder or any supplemental indenture as the Issuer and the Trustee may deem necessary or desirable and which shall not adversely affect the interests of the Holders of the Notes;

(3) to evidence the acceptance of appointment by a successor trustee; and

(4) to surrender any right or power conferred upon the Issuer or the Guarantor hereunder.

Section 9.2 With Consent of Each Affected Holder.

In addition to the provisions set forth in Section 7.02(a) of the Base Indenture, the Issuer, the Guarantor and the Trustee may not amend, modify or supplement the Base Indenture or this Supplemental Indenture for one or more of the following purposes without the consent of each Holder so affected:

(a)	to modify the Guarantor’s obligation to directly or indirectly own all of the outstanding Capital Stock of the Issuer pursuant to Section 3.5 of this Supplemental Indenture;

(b)	to modify any provision of Article 4 relating to redemption of the Notes;

(c)	to modify the Guarantees in a manner that would adversely affect the interests of the Holders of the Notes; and

(d)	to reduce the percentage in aggregate principal amount of the Notes at the time Outstanding necessary (i) to modify, amend or supplement the Base Indenture or this Supplemental Indenture or (ii) to waive any past default or Event of Default pursuant to Section 4.10 of the Base Indenture.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year first above written.

Very truly yours,

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

By	/s/ Eyal Desheh
Name:	Eyal Desheh
Title:	Group Executive Vice President and Chief Financial Officer

By	/s/ Eyal Rubin
Name:	Eyal Rubin
Title:	Vice President and Head of Corporate Treasury

TEVA PHARMACEUTICAL FINANCE NETHERLANDS II B.V.

By	/s/ Frank Kimick
Name:	Frank Kimick
Title:	Attorney-in-Fact

By	/s/ Austin Kim
Name:	Austin Kim
Title:	Attorney-in-Fact

THE BANK OF NEW YORK MELLON, AS TRUSTEE

By	/s/ James W. Briggs
Name:	James W. Briggs
Title:	Vice President

THE BANK OF NEW YORK MELLON, LONDON BRANCH, AS PRINCIPAL PAYING AGENT

By	/s/ James W. Briggs
Name:	James W. Briggs
Title:	Vice President

EXHIBIT A-1

[FORM OF FACE OF NOTE]

THIS IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREINAFTER.

UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY (AS DEFINED IN THE INDENTURE), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE COMMON DEPOSITARY OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY (AND ANY PAYMENT IS MADE TO THE COMMON DEPOSITARY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE COMMON DEPOSITARY HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE COMMON DEPOSITARY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT IN CERTAIN TRANSACTIONS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND SHALL CEASE TO APPLY UPON THE EXPIRY OF THE PERIOD OF 40 DAYS AFTER THE COMPLETION OF THE DISTRIBUTION OF ALL THE NOTES OF THE TRANCHE OF WHICH THIS NOTE FORMS PART.

No.	€

ISIN No.	XS1439749109
Common Code:	143974910

GLOBAL NOTE

Teva Pharmaceutical Finance Netherlands II B.V.

0.375% Senior Notes due 2020

Payment of Principal, Interest and Additional Tax Amounts, if any, Unconditionally

Guaranteed By

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

This Global Note is in respect of an issue of 0.375% Senior Notes due 2020 (the “Notes”) of Teva Pharmaceutical Finance Netherlands II B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under Dutch law (the “Issuer”, which term includes any successor corporation under the Supplemental Indenture and Indenture hereinafter referred to), and issued pursuant to a base indenture dated March 31, 2015 (the “Base Indenture”) and a supplemental indenture dated July 25, 2016 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) among the Issuer, Teva Pharmaceutical Industries Limited, as guarantor (the “Guarantor”), The Bank of New York Mellon, a New York banking corporation, as trustee (the “Trustee”) and The Bank of New York Mellon, London Branch, as principal paying agent (the “Principal Paying Agent”). Unless the context otherwise requires, the terms used herein shall have the meanings specified in the Supplemental Indenture and the Base Indenture.

The Issuer, for value received, hereby promises to pay to The Bank Of New York Depositary (Nominees) Limited, or its registered assigns, the principal amount of €            on July 25, 2020, and to pay interest on such principal amount in Euros at the rate of 0.375% per annum from the date hereof until the principal thereof is paid or made available for payment. Interest shall be payable annually in arrear on each July 25 of each year beginning July 25, 2017 to the holders of record at the close of business on the Business Day next preceding July 25. The day count convention for the purpose of calculating interest on the Notes is “Actual/Actual (ICMA)”:

(1) if interest is required to be calculated for an Accrual Period that is equal to or shorter than the Determination Period in which it falls, it shall be calculated on the basis of the actual number of days in the Accrual Period divided by the actual number of days in the Determination Period; or

(2) if interest is required to be calculated for an Accrual Period that is longer than one Determination Period, it shall be calculated on the basis of the sum of (i) the actual number of days in such Accrual Period falling in the Determination Period in which it begins divided by the number of days in such Determination Period; and (ii) the actual number of days in such Accrual Period falling in the next Determination Period, divided by the number of days in such Determination Period, with any modifications that may be needed from time to time to fully conform with the actual/actual interest calculation basis recognized by the International Capital Market Association.

For these purposes, “Accrual Period” means the relevant period for which interest is to be calculated (from and including the first such day to but excluding the last);

“Business Day” means any day on which commercial banks and foreign exchange markets are open for business in New York and London; provided that, for purposes of payments to be made under the Indenture, a “Business Day” must be a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer System (TARGET) is operating; and

“Determination Period” means the period from and including the immediately preceding Interest Payment Date, or, for the first Determination Period, July 25, 2016, as the case may be, to but excluding the next Interest Payment Date.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee.

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed manually or by facsimile by its duly authorized officers.

Dated:

TEVA PHARMACEUTICAL FINANCE NETHERLANDS II B.V.

By:
Name:
Title:

By:
Name:
Title:

Trustee’s Certificate of Authentication

This is one of the 0.375% Senior Notes due 2020 described in the within-named Supplemental Indenture and Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

Dated:

Teva Pharmaceutical Industries Limited (the “Guarantor”) hereby unconditionally and irrevocably guarantees to the Holder of this Note the due and punctual payment of the principal of and interest (including Additional Tax Amounts, if any), on this Note, when and as the same shall become due and payable, whether at Maturity or upon redemption or upon declaration of acceleration or otherwise, according to the terms of this Note and of the Indenture. The Guarantor agrees that in the case of default by the Issuer in the payment of any such principal or interest (including Additional Tax Amounts, if any), the Guarantor shall duly and punctually pay the same. The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional irrespective of any extension of the time for payment of this Note, any modification of this Note, any invalidity, irregularity or unenforceability of this Note or the Indenture, any failure to enforce the same or any waiver, modification, consent or indulgence granted to the Issuer with respect thereto by the Holder of this Note or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Issuer, any right to require a demand or proceeding first against the Issuer, protest or notice with respect to this Note or the indebtedness evidenced hereby and all demands whatsoever, and covenants that this Guarantee will not be discharged as to this Note except by payment in full of the principal of and interest (including Additional Tax Amounts, if any) on this Note.

The Guarantor shall be subrogated to all rights of the Holders against the Issuer in respect of any amounts paid by the Guarantor pursuant to the provisions of the Guarantee or the Indenture; provided, however, that the Guarantor hereby waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder (i) to be subrogated to the rights of a Holder against the Issuer with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by the Issuer in respect thereof or (ii) to receive any payment in the nature of contribution or for any other reason, from any other obligor with respect to such payment, in each case, until the principal of and interest (including Additional Tax Amounts, if any) on this Note shall have been paid in full.

The Guarantee shall not be valid or become obligatory for any purpose with respect to this Note until the certificate of authentication on this Note shall have been manually signed by the Trustee.

The Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, Teva Pharmaceutical Industries Limited has caused the Guarantees to be signed manually or by facsimile by its duly authorized officers.

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

Dated:

By
Name:
Title:

By
Name:
Title:

[FORM OF REVERSE OF NOTE]

Teva Pharmaceutical Finance Netherlands II B.V.

0.375% Senior Note due 2020

Payment of Principal, Interest and Additional Tax Amounts, if any, Unconditionally

Guaranteed By

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1.	Principal and Interest.

Teva Pharmaceutical Finance Netherlands II B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under Dutch law (the “Issuer”), promises to pay interest on the principal amount of this Note at the Interest Rate from July 25, 2016 until the principal thereof is paid or made available for payment. Interest shall be payable annually in arrear on each July 25 of each year (each an “Interest Payment Date”), beginning July 25, 2017. If an Interest Payment Date falls on a day that is not a Business Day, interest will be payable on the next succeeding Business Day with the same force and effect as if made on such interest payment date and no interest shall accrue thereon on account of such delay.

The day count convention for the purpose of calculating interest on the Notes is “Actual/Actual (ICMA)”:

(1) if interest is required to be calculated for an Accrual Period that is equal to or shorter than the Determination Period in which it falls, interest shall be calculated on the basis of the actual number of days in the Accrual Period divided by the actual number of days in the Determination Period; or

(2) if interest is required to be calculated for an Accrual Period that is longer than one Determination Period, it shall be calculated on the basis of the sum of (a) the actual number of days in such Accrual Period falling in the Determination Period in which it begins divided by the number of days in such Determination Period; and (b) the actual number of days in such Accrual Period falling in the next Determination Period, divided by the number of days in such Determination Period, with any modifications that may be needed from time to time to fully conform with the actual/actual interest calculation basis recognized by the International Capital Market Association.

For these purposes, “Accrual Period” means the relevant period for which interest is to be calculated (from and including the first such day to but excluding the last); and

“Determination Period” means the period from and including the immediately preceding Interest Payment Date, or, for the first Determination Period, July 25, 2016, as the case may be, to but excluding the next Interest Payment Date.

A Holder of any Note at the close of business on a Regular Record Date shall be entitled to receive interest on such Note on the corresponding Interest Payment Date.

2.	Method of Payment.

Interest on any Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the relevant Regular Record Date for such interest.

Payments on the Global Notes will be made through the Principal Paying Agent. Payments on the Notes of this series will be made in Euros at the specified office or agency of the Principal Paying Agent; provided that all such payments with respect to Notes represented by one or more Global Notes deposited with and registered in the name of the Common Depositary or its nominee for the accounts of Euroclear and Clearstream, will be by wire transfer of immediately available funds to the account specified in writing by the holder or holders thereof to the Common Depositary.

3.	Paying Agent and Registrar.

Initially, The Bank of New York Mellon, the Trustee under the Supplemental Indenture, will act as Paying Agent and Registrar. The Issuer may change the Paying Agent or Registrar without notice to any Holder. The Issuer has appointed The Bank of New York Mellon, London Branch, at One Canada Square, Canary Wharf, London E14 5AL, United Kingdom as Principal Paying Agent.

4.	Supplemental Indenture and Indenture.

The Issuer issued this Note under a Supplemental Indenture dated July 25, 2016 and a Base Indenture dated March 31, 2015 (respectively, the “Supplemental Indenture” and the “Base Indenture” and together, the “Indenture”), among the Issuer, the Guarantor, The Bank of New York Mellon, as trustee (the “Trustee”) and The Bank of New York Mellon, London Branch, as principal paying agent (the “Principal Paying Agent”). To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

5.	Optional Redemption.

This Note may be redeemed in whole at any time or in part from time to time, at the option of the Issuer, on any date prior to Maturity, upon notice as set forth in Section 4.2 of the Supplemental Indenture, at a Redemption Price equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed or (2) the sum of the present values of the Remaining Scheduled Payments discounted, on an annual basis on the basis of “Actual/Actual (ICMA)” day count convention as defined in Section 2.1(c) of the Supplemental Indenture, at the Reinvestment Rate, plus any interest accrued and unpaid to, but excluding, the Redemption Date.

On and after the Redemption Date, interest shall cease to accrue on Notes or portions of Notes called for redemption, unless the Issuer defaults in the payment of the Redemption Price.

Notice of redemption will be given by the Issuer to the Holders as provided in the Supplemental Indenture.

6.	Tax Redemption.

The Notes may be redeemed as a whole but not in part, at the option of the Issuer or the Guarantor (or its successor), as the case may be, at any time prior to Stated Maturity, upon the giving of a notice of tax redemption to the Holders, at a Redemption Price equal to 100% of the principal amount of the Notes plus accrued and unpaid interest and any Additional Tax Amounts which would be otherwise payable if, as a result of any change in or amendment in the laws of any Taxing Jurisdiction, or any change in official position regarding the application or interpretation of the laws, which change or amendment becomes effective or, in the case of a change in official position, is announced on or after the issuance of the Notes, the Issuer or the Guarantor (or its successor) will be obligated to pay Additional Tax Amounts with respect to the Notes; and if such obligation cannot be avoided by the Issuer or the Guarantor (or its successor), taking measures it considers reasonable to avoid it.

7.	Special Mandatory Redemption.

In the event that (i) the closing of the Actavis Generics Acquisition does not occur on or prior to October 26, 2016, or (ii) the Master Purchase Agreement is terminated at any time prior thereto, the Issuer will be required to redeem the Securities on the Special Redemption Date at the Special Redemption Price in accordance with the Supplemental Indenture.

8.	Denominations; Transfer; Exchange.

The Notes of are issuable in registered form, without coupons, in minimum denominations of €100,000 principal amount and integral multiples of €1,000 in excess thereof. A Holder may register the transfer or exchange of Notes in accordance with the Indenture. The Issuer or the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents, and the Issuer may require a Holder to pay any taxes or other governmental charges that may be imposed in connection with any exchange or registration of transfer of Notes.

The Issuer shall not be required to exchange or register a transfer of (a) any Note for a period of 15 days next preceding the first mailing of notice of redemption of Notes to be redeemed, (b) any Notes selected, called or being called for redemption except, in the case of any Note where notice has been given that such Note is to be redeemed in part, the portion thereof not so to be redeemed or (c) any Notes between a record date and the next succeeding payment date.

In the event of redemption of the Notes in part only, a new Note or Notes for the unredeemed portion thereof will be issued in the name of the Holder hereof.

9.	Holders to be Treated as Owners.

The registered Holder of this Note shall be treated as its owner for all purposes.

10.	Unclaimed Money.

Any moneys deposited with or paid to the Trustee or any Paying Agent for the payment of the principal of or interest on any Note and not applied but remaining unclaimed for two years after the date upon which such principal or interest shall have become due and payable, shall, upon the written request of the Issuer and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Issuer by the Trustee or such Paying Agent, and the Holder of such Note shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Issuer for any payment which such Holder may be entitled to collect, and all liability of the Trustee or any Paying Agent with respect to such moneys shall thereupon cease.

11.	Satisfaction and Discharge.

The Issuer and the Guarantor may satisfy and discharge their obligations under the Indenture while the Notes remain outstanding, if (a) all Outstanding Notes have become due and payable at their scheduled Maturity, or (b) all Outstanding Notes have been called for redemption, and in either case, the Issuer has deposited with the Trustee an amount sufficient to pay and discharge all Outstanding Notes on the date of their scheduled Maturity or the scheduled Redemption Date.

12.	Supplement; Waiver.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Notes (or such lesser amount as shall have acted at a meeting pursuant to the provisions of the Indenture). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes at the time Outstanding, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places and rate, and in the coin or currency, herein prescribed.

13.	Defaults and Remedies.

The Indenture provides that an Event of Default with respect to the Notes of this series occurs when any of the following occurs:

(a) the Issuer defaults in the payment of the principal and premium, if any, of any of the Notes of this series when it becomes due and payable at Maturity, upon redemption or otherwise;

(b) the Issuer defaults in the payment of interest (including Additional Tax Amounts, if any) on any of the Notes of this series when it becomes due and payable and such default continues for a period of 30 days;

(c) the Guarantor fails to perform under the Guarantee relating to the Notes of this series;

(d) except as otherwise permitted by the Indenture, the Guarantee is held in any final, non-appealable judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or the Guarantor, or any person acting on behalf of the Guarantor, shall deny or disaffirm its obligations under the Guarantee;

(e) either the Issuer or the Guarantor fails to perform or observe any other term, covenant or agreement contained in the Notes of this series or the Indenture and the default continues for a period of 60 days after written notice of such failure, requiring the Issuer or the Guarantor, respectively, to remedy the same, shall have been given to the Issuer or the Guarantor, respectively, by the Trustee or to the Issuer or the Guarantor, respectively, and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Notes of this series;

(f) (i) the Issuer or the Guarantor fails to make by the end of the applicable grace period, if any, any payment of principal or interest due in respect of any Indebtedness for borrowed money, the aggregate outstanding principal amount of which is an amount in excess of $250,000,000; or (ii) there is an acceleration of any Indebtedness for borrowed money in an amount in excess of $250,000,000 because of a default with respect to such Indebtedness without such Indebtedness having been discharged or such non-payment or acceleration having been cured, waived, rescinded or annulled, in the case of either (i) or (ii) above, for a period of 30 days after written notice to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Notes of this series;

(g) the occurrence of certain events of bankruptcy, insolvency or reorganization of the Issuer or Guarantor as specified in the Indenture; or

(h) failure to comply with the conditions set forth in Section 4.5 of the Supplemental Indenture.

If an Event of Default shall occur and be continuing, the principal of all the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

14.	Authentication.

This Note shall not be valid until the Trustee (or authenticating agent) executes the certificate of authentication on the other side of this Note.

15.	ISIN Numbers and common codes.

The Issuer has caused ISIN numbers and common codes to be printed on this Note and, therefore, the Trustee shall use ISIN numbers and common codes in notices of redemption as a convenience to Holders. Any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers.

16.	Governing Law.

The Supplemental Indenture, the Base Indenture and this Note shall be governed by, and construed in accordance with, the laws of the State of New York.

17.	Successor Corporation.

In the event a successor corporation legal entity assumes all the obligations of the Issuer or the Guarantor under this Note, pursuant to the terms hereof and of the Indenture, the Issuer or Guarantor, as the case may be, will be released from all such obligations.

ASSIGNMENT FORM

To assign this Note, fill in the form below and have your signature guaranteed: (I) or (we) assign and transfer this Note to:

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                                                        to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Dated:	Your Name:
(Print your name exactly as it appears on the face of this Note)

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantees*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

EXHIBIT A-2

[FORM OF FACE OF NOTE]

THIS IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREINAFTER.

UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY (AS DEFINED IN THE INDENTURE), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE COMMON DEPOSITARY OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY (AND ANY PAYMENT IS MADE TO THE COMMON DEPOSITARY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE COMMON DEPOSITARY HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE COMMON DEPOSITARY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT IN CERTAIN TRANSACTIONS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND SHALL CEASE TO APPLY UPON THE EXPIRY OF THE PERIOD OF 40 DAYS AFTER THE COMPLETION OF THE DISTRIBUTION OF ALL THE NOTES OF THE TRANCHE OF WHICH THIS NOTE FORMS PART.

No.	€

ISIN No.	XS1439749281
Common Code:	143974928

GLOBAL NOTE

Teva Pharmaceutical Finance Netherlands II B.V.

1.125% Senior Notes due 2024

Payment of Principal, Interest and Additional Tax Amounts, if any, Unconditionally

Guaranteed By

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

This Global Note is in respect of an issue of 1.125% Senior Notes due 2024 (the “Notes”) of Teva Pharmaceutical Finance Netherlands II B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under Dutch law (the “Issuer”, which term includes any successor corporation under the Supplemental Indenture and Indenture hereinafter referred to), and issued pursuant to a base indenture dated March 31, 2015 (the “Base Indenture”) and a supplemental indenture dated July 25, 2016 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) among the Issuer, Teva Pharmaceutical Industries Limited, as guarantor (the “Guarantor”), The Bank of New York Mellon, a New York banking corporation, as trustee (the “Trustee”) and The Bank of New York Mellon, London Branch, as principal paying agent (the “Principal Paying Agent”). Unless the context otherwise requires, the terms used herein shall have the meanings specified in the Supplemental Indenture and the Base Indenture.

The Issuer, for value received, hereby promises to pay to The Bank Of New York Depositary (Nominees) Limited, or its registered assigns, the principal amount of €            on October 15, 2024, and to pay interest on such principal amount in Euros at the rate of 1.125% per annum from the date hereof until the principal thereof is paid or made available for payment. Interest shall be payable annually in arrear on each October 15 of each year beginning October 15, 2016 to the holders of record at the close of business on the Business Day next preceding October 15. The day count convention for the purpose of calculating interest on the Notes is “Actual/Actual (ICMA)”:

(1) if interest is required to be calculated for an Accrual Period that is equal to or shorter than the Determination Period in which it falls, it shall be calculated on the basis of the actual number of days in the Accrual Period divided by the actual number of days in the Determination Period; or

(2) if interest is required to be calculated for an Accrual Period that is longer than one Determination Period, it shall be calculated on the basis of the sum of (i) the actual number of days in such Accrual Period falling in the Determination Period in which it begins divided by the number of days in such Determination Period; and (ii) the actual number of days in such Accrual Period falling in the next Determination Period, divided by the number of days in such Determination Period, with any modifications that may be needed from time to time to fully conform with the actual/actual interest calculation basis recognized by the International Capital Market Association.

For these purposes, “Accrual Period” means the relevant period for which interest is to be calculated (from and including the first such day to but excluding the last);

“Business Day” means any day on which commercial banks and foreign exchange markets are open for business in New York and London; provided that, for purposes of payments to be made under the Indenture, a “Business Day” must be a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer System (TARGET) is operating; and

“Determination Period” means the period from and including the immediately preceding Interest Payment Date, or, for the first Determination Period, July 25, 2016, as the case may be, to but excluding the next Interest Payment Date.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee.

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed manually or by facsimile by its duly authorized officers.

Dated:

TEVA PHARMACEUTICAL FINANCE NETHERLANDS II B.V.

By:
Name:
Title:

By:
Name:
Title:

Trustee’s Certificate of Authentication

This is one of the 1.125% Senior Notes due 2024 described in the within-named Supplemental Indenture and Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

Dated:

Teva Pharmaceutical Industries Limited (the “Guarantor”) hereby unconditionally and irrevocably guarantees to the Holder of this Note the due and punctual payment of the principal of and interest (including Additional Tax Amounts, if any), on this Note, when and as the same shall become due and payable, whether at Maturity or upon redemption or upon declaration of acceleration or otherwise, according to the terms of this Note and of the Indenture. The Guarantor agrees that in the case of default by the Issuer in the payment of any such principal or interest (including Additional Tax Amounts, if any), the Guarantor shall duly and punctually pay the same. The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional irrespective of any extension of the time for payment of this Note, any modification of this Note, any invalidity, irregularity or unenforceability of this Note or the Indenture, any failure to enforce the same or any waiver, modification, consent or indulgence granted to the Issuer with respect thereto by the Holder of this Note or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Issuer, any right to require a demand or proceeding first against the Issuer, protest or notice with respect to this Note or the indebtedness evidenced hereby and all demands whatsoever, and covenants that this Guarantee will not be discharged as to this Note except by payment in full of the principal of and interest (including Additional Tax Amounts, if any) on this Note.

The Guarantor shall be subrogated to all rights of the Holders against the Issuer in respect of any amounts paid by the Guarantor pursuant to the provisions of the Guarantee or the Indenture; provided, however, that the Guarantor hereby waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder (i) to be subrogated to the rights of a Holder against the Issuer with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by the Issuer in respect thereof or (ii) to receive any payment in the nature of contribution or for any other reason, from any other obligor with respect to such payment, in each case, until the principal of and interest (including Additional Tax Amounts, if any) on this Note shall have been paid in full.

The Guarantee shall not be valid or become obligatory for any purpose with respect to this Note until the certificate of authentication on this Note shall have been manually signed by the Trustee.

The Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, Teva Pharmaceutical Industries Limited has caused the Guarantees to be signed manually or by facsimile by its duly authorized officers.

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

Dated:

By
Name:
Title:

By
Name:
Title:

[FORM OF REVERSE OF NOTE]

Teva Pharmaceutical Finance Netherlands II B.V.

1.125% Senior Note due 2024

Payment of Principal, Interest and Additional Tax Amounts, if any, Unconditionally

Guaranteed By

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1.	Principal and Interest.

Teva Pharmaceutical Finance Netherlands II B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under Dutch law (the “Issuer”), promises to pay interest on the principal amount of this Note at the Interest Rate from July 25, 2016 until the principal thereof is paid or made available for payment. Interest shall be payable annually in arrear on each October 15 of each year (each an “Interest Payment Date”), beginning October 15, 2016. If an Interest Payment Date falls on a day that is not a Business Day, interest will be payable on the next succeeding Business Day with the same force and effect as if made on such interest payment date and no interest shall accrue thereon on account of such delay.

The day count convention for the purpose of calculating interest on the Notes is “Actual/Actual (ICMA)”:

(1) if interest is required to be calculated for an Accrual Period that is equal to or shorter than the Determination Period in which it falls, interest shall be calculated on the basis of the actual number of days in the Accrual Period divided by the actual number of days in the Determination Period; or

(2) if interest is required to be calculated for an Accrual Period that is longer than one Determination Period, it shall be calculated on the basis of the sum of (a) the actual number of days in such Accrual Period falling in the Determination Period in which it begins divided by the number of days in such Determination Period; and (b) the actual number of days in such Accrual Period falling in the next Determination Period, divided by the number of days in such Determination Period, with any modifications that may be needed from time to time to fully conform with the actual/actual interest calculation basis recognized by the International Capital Market Association.

For these purposes, “Accrual Period” means the relevant period for which interest is to be calculated (from and including the first such day to but excluding the last); and

“Determination Period” means the period from and including the immediately preceding Interest Payment Date, or, for the first Determination Period, July 25, 2016, as the case may be, to but excluding the next Interest Payment Date.

A Holder of any Note at the close of business on a Regular Record Date shall be entitled to receive interest on such Note on the corresponding Interest Payment Date.

2.	Method of Payment.

Interest on any Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the relevant Regular Record Date for such interest.

Payments on the Global Notes will be made through the Principal Paying Agent. Payments on the Notes of this series will be made in Euros at the specified office or agency of the Principal Paying Agent; provided that all such payments with respect to Notes represented by one or more Global Notes deposited with and registered in the name of the Common Depositary or its nominee for the accounts of Euroclear and Clearstream, will be by wire transfer of immediately available funds to the account specified in writing by the holder or holders thereof to the Common Depositary.

3.	Paying Agent and Registrar.

Initially, The Bank of New York Mellon, the Trustee under the Supplemental Indenture, will act as Paying Agent and Registrar. The Issuer may change the Paying Agent or Registrar without notice to any Holder. The Issuer has appointed The Bank of New York Mellon, London Branch, at One Canada Square, Canary Wharf, London E14 5AL, United Kingdom as Principal Paying Agent.

4.	Supplemental Indenture and Indenture.

The Issuer issued this Note under a Supplemental Indenture dated July 25, 2016 and a Base Indenture dated March 31, 2015 (respectively, the “Supplemental Indenture” and the “Base Indenture” and together, the “Indenture”), among the Issuer, the Guarantor, The Bank of New York Mellon, as trustee (the “Trustee”) and The Bank of New York Mellon, London Branch, as principal paying agent (the “Principal Paying Agent”). To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

5.	Optional Redemption.

This Note may be redeemed in whole at any time or in part from time to time, at the option of the Issuer, on any date prior to Maturity, upon notice as set forth in Section 4.2 of the Supplemental Indenture, at a Redemption Price equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed or (2) the sum of the present values of the Remaining Scheduled Payments discounted, on an annual basis on the basis of “Actual/Actual (ICMA)” day count convention as defined in Section 2.1(c) of the Supplemental Indenture, at the Reinvestment Rate, plus any interest accrued and unpaid to, but excluding, the Redemption Date.

On and after the Redemption Date, interest shall cease to accrue on Notes or portions of Notes called for redemption, unless the Issuer defaults in the payment of the Redemption Price.

Notice of redemption will be given by the Issuer to the Holders as provided in the Supplemental Indenture.

6.	Tax Redemption.

The Notes may be redeemed as a whole but not in part, at the option of the Issuer or the Guarantor (or its successor), as the case may be, at any time prior to Stated Maturity, upon the giving of a notice of tax redemption to the Holders, at a Redemption Price equal to 100% of the principal amount of the Notes plus accrued and unpaid interest and any Additional Tax Amounts which would be otherwise payable if, as a result of any change in or amendment in the laws of any Taxing Jurisdiction, or any change in official position regarding the application or interpretation of the laws, which change or amendment becomes effective or, in the case of a change in official position, is announced on or after the issuance of the Notes, the Issuer or the Guarantor (or its successor) will be obligated to pay Additional Tax Amounts with respect to the Notes; and if such obligation cannot be avoided by the Issuer or the Guarantor (or its successor), taking measures it considers reasonable to avoid it.

7.	Special Mandatory Redemption.

In the event that (i) the closing of the Actavis Generics Acquisition does not occur on or prior to October 26, 2016, or (ii) the Master Purchase Agreement is terminated at any time prior thereto, the Issuer will be required to redeem the Securities on the Special Redemption Date at the Special Redemption Price in accordance with the Supplemental Indenture.

8.	Denominations; Transfer; Exchange.

The Notes of are issuable in registered form, without coupons, in minimum denominations of €100,000 principal amount and integral multiples of €1,000 in excess thereof. A Holder may register the transfer or exchange of Notes in accordance with the Indenture. The Issuer or the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents, and the Issuer may require a Holder to pay any taxes or other governmental charges that may be imposed in connection with any exchange or registration of transfer of Notes.

The Issuer shall not be required to exchange or register a transfer of (a) any Note for a period of 15 days next preceding the first mailing of notice of redemption of Notes to be redeemed, (b) any Notes selected, called or being called for redemption except, in the case of any Note where notice has been given that such Note is to be redeemed in part, the portion thereof not so to be redeemed or (c) any Notes between a record date and the next succeeding payment date.

In the event of redemption of the Notes in part only, a new Note or Notes for the unredeemed portion thereof will be issued in the name of the Holder hereof.

9.	Holders to be Treated as Owners.

The registered Holder of this Note shall be treated as its owner for all purposes.

10.	Unclaimed Money.

Any moneys deposited with or paid to the Trustee or any Paying Agent for the payment of the principal of or interest on any Note and not applied but remaining unclaimed for two years after the date upon which such principal or interest shall have become due and payable, shall, upon the written request of the Issuer and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Issuer by the Trustee or such Paying Agent, and the Holder of such Note shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Issuer for any payment which such Holder may be entitled to collect, and all liability of the Trustee or any Paying Agent with respect to such moneys shall thereupon cease.

11.	Satisfaction and Discharge.

The Issuer and the Guarantor may satisfy and discharge their obligations under the Indenture while the Notes remain outstanding, if (a) all Outstanding Notes have become due and payable at their scheduled Maturity, or (b) all Outstanding Notes have been called for redemption, and in either case, the Issuer has deposited with the Trustee an amount sufficient to pay and discharge all Outstanding Notes on the date of their scheduled Maturity or the scheduled Redemption Date.

12.	Supplement; Waiver.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Notes (or such lesser amount as shall have acted at a meeting pursuant to the provisions of the Indenture). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes at the time Outstanding, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places and rate, and in the coin or currency, herein prescribed.

13.	Defaults and Remedies.

The Indenture provides that an Event of Default with respect to the Notes of this series occurs when any of the following occurs:

(a) the Issuer defaults in the payment of the principal and premium, if any, of any of the Notes of this series when it becomes due and payable at Maturity, upon redemption or otherwise;

(b) the Issuer defaults in the payment of interest (including Additional Tax Amounts, if any) on any of the Notes of this series when it becomes due and payable and such default continues for a period of 30 days;

(c) the Guarantor fails to perform under the Guarantee relating to the Notes of this series;

(d) except as otherwise permitted by the Indenture, the Guarantee is held in any final, non-appealable judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or the Guarantor, or any person acting on behalf of the Guarantor, shall deny or disaffirm its obligations under the Guarantee;

(e) either the Issuer or the Guarantor fails to perform or observe any other term, covenant or agreement contained in the Notes of this series or the Indenture and the default continues for a period of 60 days after written notice of such failure, requiring the Issuer or the Guarantor, respectively, to remedy the same, shall have been given to the Issuer or the Guarantor, respectively, by the Trustee or to the Issuer or the Guarantor, respectively, and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Notes of this series;

(f) (i) the Issuer or the Guarantor fails to make by the end of the applicable grace period, if any, any payment of principal or interest due in respect of any Indebtedness for borrowed money, the aggregate outstanding principal amount of which is an amount in excess of $250,000,000; or (ii) there is an acceleration of any Indebtedness for borrowed money in an amount in excess of $250,000,000 because of a default with respect to such Indebtedness without such Indebtedness having been discharged or such non-payment or acceleration having been cured, waived, rescinded or annulled, in the case of either (i) or (ii) above, for a period of 30 days after written notice to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Notes of this series;

(g) the occurrence of certain events of bankruptcy, insolvency or reorganization of the Issuer or Guarantor as specified in the Indenture; or

(h) failure to comply with the conditions set forth in Section 4.5 of the Supplemental Indenture.

If an Event of Default shall occur and be continuing, the principal of all the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

14.	Authentication.

This Note shall not be valid until the Trustee (or authenticating agent) executes the certificate of authentication on the other side of this Note.

15.	ISIN Numbers and common codes.

The Issuer has caused ISIN numbers and common codes to be printed on this Note and, therefore, the Trustee shall use ISIN numbers and common codes in notices of redemption as a convenience to Holders. Any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers.

16.	Governing Law.

The Supplemental Indenture, the Base Indenture and this Note shall be governed by, and construed in accordance with, the laws of the State of New York.

17.	Successor Corporation.

In the event a successor corporation legal entity assumes all the obligations of the Issuer or the Guarantor under this Note, pursuant to the terms hereof and of the Indenture, the Issuer or Guarantor, as the case may be, will be released from all such obligations.

ASSIGNMENT FORM

To assign this Note, fill in the form below and have your signature guaranteed: (I) or (we) assign and transfer this Note to:

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                                                        to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Dated:	Your Name:
(Print your name exactly as it appears on the face of this Note)

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantees*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

EXHIBIT A-3

[FORM OF FACE OF NOTE]

THIS IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREINAFTER.

UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY (AS DEFINED IN THE INDENTURE), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE COMMON DEPOSITARY OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY (AND ANY PAYMENT IS MADE TO THE COMMON DEPOSITARY OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE COMMON DEPOSITARY HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE COMMON DEPOSITARY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT IN CERTAIN TRANSACTIONS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND SHALL CEASE TO APPLY UPON THE EXPIRY OF THE PERIOD OF 40 DAYS AFTER THE COMPLETION OF THE DISTRIBUTION OF ALL THE NOTES OF THE TRANCHE OF WHICH THIS NOTE FORMS PART.

No.	€

ISIN No.	XS1439749364
Common Code:	143974936

GLOBAL NOTE

Teva Pharmaceutical Finance Netherlands II B.V.

1.625% Senior Notes due 2028

Payment of Principal, Interest and Additional Tax Amounts, if any, Unconditionally

Guaranteed By

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

This Global Note is in respect of an issue of 1.625% Senior Notes due 2028 (the “Notes”) of Teva Pharmaceutical Finance Netherlands II B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under Dutch law (the “Issuer”, which term includes any successor corporation under the Supplemental Indenture and Indenture hereinafter referred to), and issued pursuant to a base indenture dated March 31, 2015 (the “Base Indenture”) and a supplemental indenture dated July 25, 2016 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) among the Issuer, Teva Pharmaceutical Industries Limited, as guarantor (the “Guarantor”), The Bank of New York Mellon, a New York banking corporation, as trustee (the “Trustee”) and The Bank of New York Mellon, London Branch, as principal paying agent (the “Principal Paying Agent”). Unless the context otherwise requires, the terms used herein shall have the meanings specified in the Supplemental Indenture and the Base Indenture.

The Issuer, for value received, hereby promises to pay to The Bank Of New York Depositary (Nominees) Limited, or its registered assigns, the principal amount of €            on October 15, 2028, and to pay interest on such principal amount in Euros at the rate of 1.625% per annum from the date hereof until the principal thereof is paid or made available for payment. Interest shall be payable annually in arrear on each October 15 of each year beginning October 15, 2016 to the holders of record at the close of business on the Business Day next preceding October 15. The day count convention for the purpose of calculating interest on the Notes is “Actual/Actual (ICMA)”:

(1) if interest is required to be calculated for an Accrual Period that is equal to or shorter than the Determination Period in which it falls, it shall be calculated on the basis of the actual number of days in the Accrual Period divided by the actual number of days in the Determination Period; or

(2) if interest is required to be calculated for an Accrual Period that is longer than one Determination Period, it shall be calculated on the basis of the sum of (i) the actual number of days in such Accrual Period falling in the Determination Period in which it begins divided by the number of days in such Determination Period; and (ii) the actual number of days in such Accrual Period falling in the next Determination Period, divided by the number of days in such Determination Period, with any modifications that may be needed from time to time to fully conform with the actual/actual interest calculation basis recognized by the International Capital Market Association.

For these purposes, “Accrual Period” means the relevant period for which interest is to be calculated (from and including the first such day to but excluding the last);

“Business Day” means any day on which commercial banks and foreign exchange markets are open for business in New York and London; provided that, for purposes of payments to be made under the Indenture, a “Business Day” must be a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer System (TARGET) is operating; and

“Determination Period” means the period from and including the immediately preceding Interest Payment Date, or, for the first Determination Period, July 25, 2016, as the case may be, to but excluding the next Interest Payment Date.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee.

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed manually or by facsimile by its duly authorized officers.

Dated:

TEVA PHARMACEUTICAL FINANCE NETHERLANDS II B.V.

By:
Name:
Title:

By:
Name:
Title:

Trustee’s Certificate of Authentication

This is one of the 1.625% Senior Notes due 2028 described in the within-named
Supplemental Indenture and Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

Dated:

Teva Pharmaceutical Industries Limited (the “Guarantor”) hereby unconditionally and irrevocably guarantees to the Holder of this Note the due and punctual payment of the principal of and interest (including Additional Tax Amounts, if any), on this Note, when and as the same shall become due and payable, whether at Maturity or upon redemption or upon declaration of acceleration or otherwise, according to the terms of this Note and of the Indenture. The Guarantor agrees that in the case of default by the Issuer in the payment of any such principal or interest (including Additional Tax Amounts, if any), the Guarantor shall duly and punctually pay the same. The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional irrespective of any extension of the time for payment of this Note, any modification of this Note, any invalidity, irregularity or unenforceability of this Note or the Indenture, any failure to enforce the same or any waiver, modification, consent or indulgence granted to the Issuer with respect thereto by the Holder of this Note or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Issuer, any right to require a demand or proceeding first against the Issuer, protest or notice with respect to this Note or the indebtedness evidenced hereby and all demands whatsoever, and covenants that this Guarantee will not be discharged as to this Note except by payment in full of the principal of and interest (including Additional Tax Amounts, if any) on this Note.

The Guarantor shall be subrogated to all rights of the Holders against the Issuer in respect of any amounts paid by the Guarantor pursuant to the provisions of the Guarantee or the Indenture; provided, however, that the Guarantor hereby waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder (i) to be subrogated to the rights of a Holder against the Issuer with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by the Issuer in respect thereof or (ii) to receive any payment in the nature of contribution or for any other reason, from any other obligor with respect to such payment, in each case, until the principal of and interest (including Additional Tax Amounts, if any) on this Note shall have been paid in full.

The Guarantee shall not be valid or become obligatory for any purpose with respect to this Note until the certificate of authentication on this Note shall have been manually signed by the Trustee.

The Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, Teva Pharmaceutical Industries Limited has caused the Guarantees to be signed manually or by facsimile by its duly authorized officers.

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

Dated:

By
Name:
Title:

By
Name:
Title:

[FORM OF REVERSE OF NOTE]

Teva Pharmaceutical Finance Netherlands II B.V.

1.625% Senior Note due 2028

Payment of Principal, Interest and Additional Tax Amounts, if any, Unconditionally

Guaranteed By

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1.	Principal and Interest.

Teva Pharmaceutical Finance Netherlands II B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under Dutch law (the “Issuer”), promises to pay interest on the principal amount of this Note at the Interest Rate from July 25, 2016 until the principal thereof is paid or made available for payment. Interest shall be payable annually in arrear on each October 15 of each year (each an “Interest Payment Date”), beginning October 15, 2016. If an Interest Payment Date falls on a day that is not a Business Day, interest will be payable on the next succeeding Business Day with the same force and effect as if made on such interest payment date and no interest shall accrue thereon on account of such delay.

The day count convention for the purpose of calculating interest on the Notes is “Actual/Actual (ICMA)”:

(1) if interest is required to be calculated for an Accrual Period that is equal to or shorter than the Determination Period in which it falls, interest shall be calculated on the basis of the actual number of days in the Accrual Period divided by the actual number of days in the Determination Period; or

(2) if interest is required to be calculated for an Accrual Period that is longer than one Determination Period, it shall be calculated on the basis of the sum of (a) the actual number of days in such Accrual Period falling in the Determination Period in which it begins divided by the number of days in such Determination Period; and (b) the actual number of days in such Accrual Period falling in the next Determination Period, divided by the number of days in such Determination Period, with any modifications that may be needed from time to time to fully conform with the actual/actual interest calculation basis recognized by the International Capital Market Association.

For these purposes, “Accrual Period” means the relevant period for which interest is to be calculated (from and including the first such day to but excluding the last); and

“Determination Period” means the period from and including the immediately preceding Interest Payment Date, or, for the first Determination Period, July 25, 2016, as the case may be, to but excluding the next Interest Payment Date.

A Holder of any Note at the close of business on a Regular Record Date shall be entitled to receive interest on such Note on the corresponding Interest Payment Date.

2.	Method of Payment.

Interest on any Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the relevant Regular Record Date for such interest.

Payments on the Global Notes will be made through the Principal Paying Agent. Payments on the Notes of this series will be made in Euros at the specified office or agency of the Principal Paying Agent; provided that all such payments with respect to Notes represented by one or more Global Notes deposited with and registered in the name of the Common Depositary or its nominee for the accounts of Euroclear and Clearstream, will be by wire transfer of immediately available funds to the account specified in writing by the holder or holders thereof to the Common Depositary.

3.	Paying Agent and Registrar.

Initially, The Bank of New York Mellon, the Trustee under the Supplemental Indenture, will act as Paying Agent and Registrar. The Issuer may change the Paying Agent or Registrar without notice to any Holder. The Issuer has appointed The Bank of New York Mellon, London Branch, at One Canada Square, Canary Wharf, London E14 5AL, United Kingdom as Principal Paying Agent.

4.	Supplemental Indenture and Indenture.

The Issuer issued this Note under a Supplemental Indenture dated July 25, 2016 and a Base Indenture dated March 31, 2015 (respectively, the “Supplemental Indenture” and the “Base Indenture” and together, the “Indenture”), among the Issuer, the Guarantor, The Bank of New York Mellon, as trustee (the “Trustee”) and The Bank of New York Mellon, London Branch, as principal paying agent (the “Principal Paying Agent”). To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

5.	Optional Redemption.

This Note may be redeemed in whole at any time or in part from time to time, at the option of the Issuer, on any date prior to Maturity, upon notice as set forth in Section 4.2 of the Supplemental Indenture, at a Redemption Price equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed or (2) the sum of the present values of the Remaining Scheduled Payments discounted, on an annual basis on the basis of “Actual/Actual (ICMA)” day count convention as defined in Section 2.1(c) of the Supplemental Indenture, at the Reinvestment Rate, plus any interest accrued and unpaid to, but excluding, the Redemption Date.

On and after the Redemption Date, interest shall cease to accrue on Notes or portions of Notes called for redemption, unless the Issuer defaults in the payment of the Redemption Price.

Notice of redemption will be given by the Issuer to the Holders as provided in the Supplemental Indenture.

6.	Tax Redemption.

The Notes may be redeemed as a whole but not in part, at the option of the Issuer or the Guarantor (or its successor), as the case may be, at any time prior to Stated Maturity, upon the giving of a notice of tax redemption to the Holders, at a Redemption Price equal to 100% of the principal amount of the Notes plus accrued and unpaid interest and any Additional Tax Amounts which would be otherwise payable if, as a result of any change in or amendment in the laws of any Taxing Jurisdiction, or any change in official position regarding the application or interpretation of the laws, which change or amendment becomes effective or, in the case of a change in official position, is announced on or after the issuance of the Notes, the Issuer or the Guarantor (or its successor) will be obligated to pay Additional Tax Amounts with respect to the Notes; and if such obligation cannot be avoided by the Issuer or the Guarantor (or its successor), taking measures it considers reasonable to avoid it.

7.	Special Mandatory Redemption.

In the event that (i) the closing of the Actavis Generics Acquisition does not occur on or prior to October 26, 2016, or (ii) the Master Purchase Agreement is terminated at any time prior thereto, the Issuer will be required to redeem the Securities on the Special Redemption Date at the Special Redemption Price in accordance with the Supplemental Indenture.

8.	Denominations; Transfer; Exchange.

The Notes of are issuable in registered form, without coupons, in minimum denominations of €100,000 principal amount and integral multiples of €1,000 in excess thereof. A Holder may register the transfer or exchange of Notes in accordance with the Indenture. The Issuer or the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents, and the Issuer may require a Holder to pay any taxes or other governmental charges that may be imposed in connection with any exchange or registration of transfer of Notes.

The Issuer shall not be required to exchange or register a transfer of (a) any Note for a period of 15 days next preceding the first mailing of notice of redemption of Notes to be redeemed, (b) any Notes selected, called or being called for redemption except, in the case of any Note where notice has been given that such Note is to be redeemed in part, the portion thereof not so to be redeemed or (c) any Notes between a record date and the next succeeding payment date.

In the event of redemption of the Notes in part only, a new Note or Notes for the unredeemed portion thereof will be issued in the name of the Holder hereof.

9.	Holders to be Treated as Owners.

The registered Holder of this Note shall be treated as its owner for all purposes.

10.	Unclaimed Money.

Any moneys deposited with or paid to the Trustee or any Paying Agent for the payment of the principal of or interest on any Note and not applied but remaining unclaimed for two years after the date upon which such principal or interest shall have become due and payable, shall, upon the written request of the Issuer and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Issuer by the Trustee or such Paying Agent, and the Holder of such Note shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Issuer for any payment which such Holder may be entitled to collect, and all liability of the Trustee or any Paying Agent with respect to such moneys shall thereupon cease.

11.	Satisfaction and Discharge.

The Issuer and the Guarantor may satisfy and discharge their obligations under the Indenture while the Notes remain outstanding, if (a) all Outstanding Notes have become due and payable at their scheduled Maturity, or (b) all Outstanding Notes have been called for redemption, and in either case, the Issuer has deposited with the Trustee an amount sufficient to pay and discharge all Outstanding Notes on the date of their scheduled Maturity or the scheduled Redemption Date.

12.	Supplement; Waiver.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Notes (or such lesser amount as shall have acted at a meeting pursuant to the provisions of the Indenture). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes at the time Outstanding, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places and rate, and in the coin or currency, herein prescribed.

13.	Defaults and Remedies.

The Indenture provides that an Event of Default with respect to the Notes of this series occurs when any of the following occurs:

(a) the Issuer defaults in the payment of the principal and premium, if any, of any of the Notes of this series when it becomes due and payable at Maturity, upon redemption or otherwise;

(b) the Issuer defaults in the payment of interest (including Additional Tax Amounts, if any) on any of the Notes of this series when it becomes due and payable and such default continues for a period of 30 days;

(c) the Guarantor fails to perform under the Guarantee relating to the Notes of this series;

(d) except as otherwise permitted by the Indenture, the Guarantee is held in any final, non-appealable judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or the Guarantor, or any person acting on behalf of the Guarantor, shall deny or disaffirm its obligations under the Guarantee;

(e) either the Issuer or the Guarantor fails to perform or observe any other term, covenant or agreement contained in the Notes of this series or the Indenture and the default continues for a period of 60 days after written notice of such failure, requiring the Issuer or the Guarantor, respectively, to remedy the same, shall have been given to the Issuer or the Guarantor, respectively, by the Trustee or to the Issuer or the Guarantor, respectively, and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Notes of this series;

(f) (i) the Issuer or the Guarantor fails to make by the end of the applicable grace period, if any, any payment of principal or interest due in respect of any Indebtedness for borrowed money, the aggregate outstanding principal amount of which is an amount in excess of $250,000,000; or (ii) there is an acceleration of any Indebtedness for borrowed money in an amount in excess of $250,000,000 because of a default with respect to such Indebtedness without such Indebtedness having been discharged or such non-payment or acceleration having been cured, waived, rescinded or annulled, in the case of either (i) or (ii) above, for a period of 30 days after written notice to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Notes of this series;

(g) the occurrence of certain events of bankruptcy, insolvency or reorganization of the Issuer or Guarantor as specified in the Indenture; or

(h) failure to comply with the conditions set forth in Section 4.5 of the Supplemental Indenture.

If an Event of Default shall occur and be continuing, the principal of all the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

14.	Authentication.

This Note shall not be valid until the Trustee (or authenticating agent) executes the certificate of authentication on the other side of this Note.

15.	ISIN Numbers and common codes.

The Issuer has caused ISIN numbers and common codes to be printed on this Note and, therefore, the Trustee shall use ISIN numbers and common codes in notices of redemption as a convenience to Holders. Any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers.

16.	Governing Law.

The Supplemental Indenture, the Base Indenture and this Note shall be governed by, and construed in accordance with, the laws of the State of New York.

17.	Successor Corporation.

In the event a successor corporation legal entity assumes all the obligations of the Issuer or the Guarantor under this Note, pursuant to the terms hereof and of the Indenture, the Issuer or Guarantor, as the case may be, will be released from all such obligations.

ASSIGNMENT FORM

To assign this Note, fill in the form below and have your signature guaranteed: (I) or (we) assign and transfer this Note to:

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                                                        to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Dated:	Your Name:
(Print your name exactly as it appears on the face of this Note)

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantees*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).